SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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TETON ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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600 17th Street, Suite 1600 North
Denver, Colorado 80202
(303) 565-4600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2009

TO THE STOCKHOLDERS OF TETON ENERGY CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Teton Energy Corporation (the “Company”) to be held at the Dominion Towers, 600 17th Street, Suite 2310 South, Denver, Colorado 80202 on Tuesday, May 5, 2009, at 9:30 AM (local time). At the Annual Meeting, you will be asked to vote on the following:

1. To elect seven Directors to the Company’s Board, to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1); and

2. To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. The Board has fixed the close of business on March 13, 2009 as the Record Date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

•	By mail — fill in, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

•	By telephone — call the toll-free telephone number on your proxy card to vote by phone.

•	Via Internet — visit the website noted on your proxy card to vote via the Internet.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Under the Securities and Exchange Commission rules, we have elected to use the Internet for delivery of Annual Meeting materials to the majority of our stockholders, which allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. The Annual Report to our remaining stockholders for the Company’s fiscal year ended December 31, 2008, has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy are expected to be mailed on or about March 31, 2008.

By Order of the Board of Directors,

James J. Woodcock
Chairman

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please SIGN, DATE, and RETURN the enclosed proxy or submit your proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

TETON ENERGY CORPORATION
600 17th Street, Suite 1600 North
Denver, Colorado 80202

PROXY STATEMENT
FOR
2009 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING THE PROXY MATERIALS AND THE ANNUAL MEETING

Our Board of Directors is soliciting proxies to be voted at the 2009 Annual Meeting of Stockholders to be held on May 5, 2009. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) e-proxy rules allowing us to furnish proxy materials through a “notice and access” model via the Internet. We believe the use of the SEC e-proxy rules will expedite stockholders’ receipt of this 2009 Proxy Statement and Form 10-K and lower the costs and reduce the environmental impact of our annual stockholders meeting. On or about March 26, 2009, we will furnish a Notice of Internet Availability (the “Notice”) to a majority of our stockholders containing instructions on how to access the proxy materials and to vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice.

Voting materials, which include this proxy statement, the proxy card and our annual report on Form 10-K for the fiscal year ended December 31, 2008, will be mailed to our remaining stockholders on or about March 31, 2008. Teton’s principal executive offices are located at 600 17th Street, Suite 1600 North, Denver, Colorado 80202. Teton’s main telephone number is (303) 565-4600. In this proxy statement, Teton Energy Corporation is referred to as the “Company,” “Teton” and “we.”

QUESTIONS AND ANSWERS

Q:	Who may vote at the meeting?

A:	You may vote your Teton stock if our records show that you owned your shares on March 13, 2009, which is referred to as the Record Date. On March 13, 2009, there were 23,920,518 shares of common stock outstanding. You may cast one vote for each share of common stock held by you on all matters presented, except for the election of the directors. Please see “Vote required” at the end of “Election of Directors — Proposal 1” below for further explanation.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There is one proposal to be voted on at the Annual Meeting:

• To elect the nominees named in the Proxy Statement as directors to serve terms of one year.

• We will also consider other business that properly comes before the meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote “FOR” each of the nominees to the Board.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the

Annual Meeting. Most stockholders of Teton hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the meeting in order to vote in person.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the one item of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Karl F. Arleth and Lonnie R. Brock, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	What happens if I do not give specific voting instructions?

A:	If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee will have authority to vote your shares on all matters to be considered at the meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:	A majority of Teton’s outstanding shares as of the record date must be present at the meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

• are present and vote in person at the meeting; or

• have properly submitted a proxy card or voted by telephone or by using the Internet.

Q:	How can I change my vote after I return my proxy card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, vote on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Teton or to third parties, except:

1. as necessary to meet applicable legal requirements;

2. to allow for tabulation of voters and certification of the vote; and

3. to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to Teton management.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2009. We will also make the results available on our website at www.teton-energy.com. We will identify a link to the results on our website’s home page.

Q:	How can I obtain a separate set of voting materials?

A:	To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Teton stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-K for the fiscal year ended December 31, 2008 to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials. For future Annual Meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

Teton Energy Corporation
Attn: Mr. Ron Wirth, Investor Relations
600 17th Street, Suite 1600 North
Denver, CO, USA 80202
Phone: 1.303.565.4600

Q:	Who pays for the cost of this proxy solicitation?

A:	The enclosed proxy and/or Voting Instruction Form is solicited by the Board of Directors of the Company. In addition to solicitation by mail, solicitation of proxies and Voting Instruction Forms may be made by certain officers and employees of the Company by mail, telephone or in person. The Company may engage Georgeson Shareholder Communications Inc. as our proxy solicitor to help us solicit proxies from brokers, bank nominees and other institutions. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. All costs of the solicitation of proxies will be borne by the Company.

Q:	How can I obtain a copy of Teton’s Annual Report on Form 10-K?

A:	If you wish to obtain a printed copy or an additional copy of our 2008 Annual Report on Form 10-K (“Form 10-K”), you may do so by sending a written request to the address listed above under “How can I obtain a separate set of voting materials?” We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the 2008 Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). Our Form 10-K is available in PDF format through our Investor Relations website at http://www.teton-energy.com and our Form 10-K with exhibits is available on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Q:	What is the voting requirement to approve the proposal?

A:	In the election of directors, directors will be elected by a favorable vote of a plurality (meaning the largest number of votes cast) of those shares of capital stock present and entitled to vote, in person or by proxy, at the Annual Meeting. A stockholder may withhold votes from any or all nominees. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting. There are no votes scheduled that are considered “non-routine.”

Q:	How can I communicate with the non-employee directors on Teton’s Board?

A:	The Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of the Company’s Corporate Secretary. Stockholders can send communications by mail to Lonnie R. Brock, Secretary, Teton Energy Corporation, 600 17th Street, Suite 1600 North, Denver, Colorado 80202. Correspondence received that is addressed to the non-employee directors will be reviewed by our general counsel or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our counsel, deals with the functions of the board or committees thereof or that the counsel otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by Teton that is addressed to the non-employee members of the Board and request copies of any such correspondence.

Q:	Who can help answer your questions?

A:	You may seek answers to your question by call or emailing:

Mr. Ron Wirth
Tel. (303) 565-4600
rwirth@teton-energy.com

or by writing or calling the Company at is principal executive offices:

Teton Energy Corporation
Attn: Mr. Ron Wirth
600 17th Street, Suite 1600 North
Denver, Colorado 80202
Tel. (303) 565-4600
Fax. (303) 468-0118

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The Directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our Directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our Directors is provided in “Election of Directors — Proposal No. 1” on page 7.

Director Independence

The Board has determined that all of the Directors and nominees who would serve after May 5, 2009 are independent except for Mr. Arleth, President and Chief Executive Officer of the Company, Mr. Bazile, Executive Vice President and Chief Operating Officer of the Company, and Mr. Bill I. Pennington, the Company’s former Chief Financial Officer. The Board’s determinations of independence were made in accordance with NASDAQ listing standards, which requires that the Company have a majority of independent directors. The Board of Directors has determined that the following Directors are independent: Messrs. Woodcock, Connor, Conroy, Bailey and MacAluso.

Board Meetings and Attendance

During 2008, the Board held 8 physical and telephonic meetings. No incumbent Director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and committees, if any, on which each Director served. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

It is the Company’s policy that Directors should make every effort to attend the Annual Meeting of stockholders. In 2008, five of the six Directors on the Board attended the Company’s Annual Meeting in person.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our Directors, officers and employees, including our principal executive officer, principal operating officer, and principal financial and accounting officer. A copy of the Company’s Code of Business Conduct and Ethics is available on our website at http://www.teton-energy.com. We will post on our website any amendment to the Company’s Code of Business Conduct and Ethics or waivers of the Company’s Code of Business Conduct and Ethics for Directors and executive officers.

Complaints Regarding Accounting Matters

The Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“accounting matters”), and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The Board has approved procedures for stockholders to send communications to individual Directors or the non-employee Directors as a group.

Written correspondence should be addressed to the Director or Directors in care of Lonnie R. Brock, Secretary of the Company, at the Company’s primary address. Correspondence received that is addressed to the non-employee Directors will be reviewed by our general counsel or his designee, who will regularly forward to the non-employee Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our counsel, deals with the functions of the Board or committees thereof or that the counsel otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by Teton that is addressed to the non-employee members of the Board and request copies of any such correspondence. You may also contact individual Directors by calling the Company’s principal executive offices at (303) 565-4600.

BOARD COMMITTEES

The Board has standing Audit, Compensation, and Governance and Nominating committees. Each committee has a written charter. The charters are included as appendices to this Proxy Statement and are available on the Company’s website at http://www.teton-energy.com. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Governance and
	Audit		Compensation		Nominating
Name	Committee		Committee		Committee

Mr. Arleth	—		—		—
Mr. Bazile	—		—		—
Mr. Bailey	X		X	(1)	X
Mr. Connor	X		X		X
Mr. Conroy	X	(1)	X		X
Mr. MacAluso(2)	X		X		X
Mr. Pennington	—		—		X	(1)
Mr. Woodcock	X		X		X

(1)	Chairman

(2)	Mr. MacAluso was appointed as a Director in March 2009 to serve until standing for election at the annual meeting of the Company’s shareholders to be held on May 5, 2009. He is expected to be appointed to serve on the Audit, Compensation and Governance and Nominating Committees.

Audit Committee

Thomas F. Conroy — Chairman, Robert F. Bailey, John T. Connor, and James J. Woodcock

The Audit Committee is responsible for determining the adequacy of the Company’s internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent public accountants, and recommending the selection of independent public accountants. The functions of the Audit Committee and its activities during 2008 are described in more detail under “Report of the Audit Committee” on page 26 as well as in the Committee’s charter, which is attached as Appendix A to this proxy statement and can be found at our website, http://www.teton-energy.com. During the year, the Board examined the composition of the Audit Committee in light of the relevant NASDAQ listing standards governing audit committees. Based upon this examination, the Board has determined that each of the members of the Audit Committee is unrelated, is an outside member with no other current affiliation with the Company, and is independent as defined by listing standards. The Board has determined that Mr. John Connor is an “audit committee financial expert” as that term is defined by the SEC and NASDAQ, and is “independent” from the Company’s management as that term is defined under Item 7(d) of Schedule 14A promulgated under the 1934 Act. Mr. Connor will not stand for re-election at the Annual Meeting of the stockholders to be held on May 1, 2009. Mr. Thomas F. Conroy will replace Mr. Connor as the “audit committee financial expert.” During 2008, the Audit Committee held 3 meetings in person or by teleconference.

Compensation Committee

Robert F. Bailey — Chairman, John T. Connor, Thomas F. Conroy and James J. Woodcock

The Compensation Committee primarily determines matters pertaining to the compensation of the Chief Executive Officer of the Company and administers the Company’s stock and cash incentive compensation programs. During 2008, the Compensation Committee held 8 meeting by teleconference and held an executive session during all regularly scheduled board meetings to discuss compensation. The Committee’s report can be found on page 19. The Committee’s charter is attached as Appendix B to this proxy statement and reproduced on our website at http://www.teton-energy.com.

Governance and Nominating Committee

Bill I. Pennington — Chairman, Robert F. Bailey, John T. Connor, Thomas F. Conroy and James J. Woodcock

The Board has established a Governance and Nominating Committee for purposes of nominating Directors and for all other purposes outlined in the Governance and Nominating Committee charter, including nominees submitted to the Board by stockholders. The Board has determined that each of the members of the Governance and Nominating Committee, with the exception of Mr. Pennington, is unrelated, is an outside member with no other affiliation with the Company, and is independent as defined by the NASDAQ listing standards. Mr. Pennington is not independent as a result of his former position as the Company’s Chief Financial Officer. The Company determined that it would be in the best interest of the Company and its stockholders to have Mr. Pennington serve in such capacity. Director nominees are selected or recommended by a majority of its independent directors in accordance with Rule 4350 (c)(4)(A) of the NASDAQ listing standards. The Committee’s charter is attached as Appendix C to this proxy statement and reproduced on our website at http://www.teton-energy.com.

Nomination of Directors

As provided in the Governance and Nominating Committee’s charter and our Company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other Directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Governance and Nominating Committee considers the entirety of each candidate’s credentials. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC;

•	whether the person would qualify as an “independent” director under the rules of the SEC and NASDAQ listing standards;

•	the importance of continuity of the existing composition of the Board to provide long-term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms both of the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•	the recommendation must be made in writing to the attention of the Chairman of the Company’s Governance and Nominating Committee;

•	the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person’s ownership of the Company’s Common Stock;

•	the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to Board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments, and personal references; and

•	a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered independent under SEC rules and NASDAQ listing standards, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

ELECTION OF DIRECTORS

PROPOSAL NO. 1

The Board proposes the election of the current Directors of the Company, with the exception of John Connor who will not stand for re-election, for an additional term of one year. The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of Directors.

The Board adheres to corporate governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. The Board is responsible for supervision of the overall affairs of the Company. Following the Annual Meeting, the Board will consist of seven Directors. All Directors are U.S. citizens. The term of each director continues until the next Annual Meeting or until successors are elected. The nominees for director are:

Name	Biographical Information and Current Directorships	Age

James J. Woodcock	James J. Woodcock has been a Director since 2002 and our Non-Executive Chairman since February 2005. Mr. Woodcock served as Chairman of the Company’s Compensation Committee between 2003 and May 2007. Since 1981, Mr. Woodcock has been the owner and CEO of Hy-Bon Engineering Company, based in Midland, Texas. From 1997 to 2002, Mr. Woodcock was the chairman of Transrepublic Resources, a private oil and gas exploration firm. From 1996 until 2003, Mr. Woodcock was a board member and Chairman of the Board of Renovar Energy, a private waste-to-energy firm located in Midland, Texas.	70

Name	Biographical Information and Current Directorships	Age

Karl F. Arleth	Karl F. Arleth has been President and Chief Executive Officer since May 2003 and a Director since 2002. From March 2002 to May 2003, Mr. Arleth was the Chief Operating Officer and Director of Sefton Resources, Inc., a UK based oil and gas exploration and production company. From 1999 to 2002, Mr. Arleth served on the board of a Canadian E&P Company and was the Chief Executive Officer of a London based oil and gas Company. Ending in 1999, Mr. Arleth spent 22 years with Amoco and BP-Amoco, domestic and international, in various technical, management and executive positions.	60
Dominic J. Bazile II	Dominic J. Bazile II was appointed as a director in July 2008 to serve until standing for election at the annual meeting of the Company’s stockholders to be held on May 5, 2009. Mr. Bazile has served as the Company’s Executive Vice President and Chief Operating Officer since February 2007. From February 2002 to August 2006, Mr. Bazile served as Senior Vice President, Operations & Engineering for Bill Barrett Corporation. From 1996 to 2002, Mr Bazile was Drilling Manager for Barrett Resources Corporation. Prior to 1996, Mr. Bazile served in a variety of positions for Plains Petroleum Operating Company and Gulf Oil Corporation/Chevron USA.	50
Thomas F. Conroy	Thomas F. Conroy, a Certified Public Accountant, has been a director since 2002. Since August 2004, Mr. Conroy has been the Chairman of Mann-Conroy-Eisenberg & Assoc. LLC, a life insurance and reinsurance consulting firm. Since 2001, Mr. Conroy has been a managing principal of Strategic Reinsurance Consultants International LLC, a life reinsurance consulting and brokerage firm. Ending in 2001, Mr. Conroy, spent 27 years with ING and its predecessor organizations, serving in various financial positions and leading two of its strategic business units as President. Mr. Conroy briefly served as our interim CFO and secretary from April 2002 until April 2003 and as an interim CFO from March 2006 until June 2006, the latter term without compensation.	70
Bill I. Pennington	Bill I. Pennington has been a Director since September 2007. From June 2006 through August 2007, Mr. Pennington served as our CFO. Between 1994 and August 2004, Mr. Pennington served in several roles for Inland Resources Inc. and its predecessors, including as President, Chief Financial Officer, and as a director.	57
Robert F. Bailey	Robert F. Bailey became a Director in 2006. Since 2002, he has been president of R.F. Bailey Investments, and since 2003 he has been a partner in B&J Exodus, Ltd., a private investment partnership. From 1992 to 2002, he was President and CEO of TransRepublic Resources, Inc., an oil and gas E&P concern. From 1994 until 2006, he was a board member of Cabot Oil and Gas Corp. He is currently an Advisory Director at the University of Texas of the Permian Basin and serves as a director of the School for Advanced Research in Santa Fe, New Mexico.	76

Name	Biographical Information and Current Directorships	Age

Marc MacAluso	Marc MacAluso was appointed as a Director in March 2009, as recommended by one of the non-employee directors, to serve until standing for election at the annual meeting of the Company’s stockholders to be held on May 5, 2009. Mr. MacAluso also serves on the Board of Directors for Calgary-based Trident Resource Corporation. From 2005 to 2007, he was a partner and investor in Destiny Oil & Gas, LLC. From 2001 through 2004, Mr. MacAluso served as the Chief Executive Officer and Chief Operating Officer of Inland Resources Inc. Mr. MacAluso spent seven years as Senior Vice President at TCW Asset Management Company, four years at American Exploration Company and prior to American Exploration, he spent seven years at Shell Oil Company in various technical assignments. Mr. MacAluso graduated with a B.S. in Petroleum Engineering from Texas A&M University.	48

All directors hold office until the first meeting of the Board after the Annual Meeting of stockholders next following his election or until his successor is elected and qualified. A director or officer may also resign at any time. Messrs. Bailey, Conroy, MacAluso and Woodcock have been determined by the Board to be Independent Directors within the meaning set forth in the NASDAQ listing standards. There are no family relationships among directors or executive officers of Teton.

Vote Required

The seven nominees receiving the highest number of votes of the shares of the Company cast at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving Mr. Arleth

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with Mr. Arleth, the Company’s President and Chief Executive Officer. Language was added to Mr. Arleth’s employment agreement, originally dated September 1, 2006, to include a modified severance benefit, in the event of a change of control of the Company, equal to 3.0 times the sum of his current annual base salary plus bonus.

Transactions Involving Mr. Bazile

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with Mr. Bazile, the Company’s Executive Vice President and Chief Operating Officer. Language was added to Mr. Bazile’s employment agreement, originally dated February 1, 2007, to include a modified severance benefit, in the event of a change of control of the Company, equal to 2.5 times the sum of his current annual base salary plus bonus.

Transactions Involving Mr. Brock

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with Mr. Brock, the Company’s Executive Vice President and Chief Financial Officer. Language was added to Mr. Brock’s employment agreement, originally dated January 1, 2008, to include a modified severance benefit, in the event of a change of control of the Company, equal to 2.5 times the sum of his current annual base salary plus bonus.

DIRECTOR COMPENSATION

Directors who are not also executive officers of the Company are compensated as follows: During 2008, non-employee Directors were paid $14,000 in cash for each quarter served and the Chairman was paid $28,000 in cash for each quarter served. These amounts were pro-rated if less than a full quarter was served. Cash retainer payments are made in arrears based on service for the previous quarter. In addition, members of the Board are eligible to participate in the Company’s 2005 Long Term Incentive Plan (the “2005 LTIP”).

In light of the current economic crisis, the 2006 and 2007 LTIP programs, beginning with the awards that were scheduled to vest at December 31, 2008, have all been terminated, with such awards being non-vested and forfeited and the related stock awards were also permanently waived by all directors who participated in these plans. In addition, all outside directors agreed to forfeit the service-based restricted stock awards which were awarded in 2008, pursuant to the 2005 LTIP, and would have vested on December 31, 2008. The Directors are not eligible to participate in future LTIP programs.

In addition to these fees, Directors are reimbursed for reasonable travel expenses and are covered by the Company’s directors and officers insurance. The table below shows the total 2008 compensation of the Company’s non-employee Directors:

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
	Fees Earned			Incentive	Deferred
	or Paid in	Stock	Options	Plan	Compensation	All Other
	in Cash	Awards(1)	Awards	Compensation	Earnings	Compensation	Total

James J. Woodcock, Non-Executive Chairman(2)	$112,000	$242,400	$—	$—	$—	$152,890	$507,290
John T. Connor, Jr.(3)	$56,000	$—	$—	$—	$—	$—	$56,000
Thomas F. Conroy(4)	$56,000	$—	$—	$—	$—	$—	$56,000
Robert F. Bailey(5)	$56,000	$174,267	$—	$—	$—	$—	$230,267
Bill I. Pennington(6)	$56,000	$73,600	$—	$—	$—	$—	$129,600

(1)	The amount shown in the table reflects the dollar amount of expense recognized for fiscal 2008 financial statement reporting purposes of the outstanding stock awards held by the Directors, in accordance with Statement of Financial Accounting Standard No. 123R (“FAS 123R”).

(2)	For the period ended December 31, 2008, Mr. Woodcock received a total of 3,700 shares awarded pursuant to the exercise of warrants at $3.48 per shares which expired on June 23, 2008 and 40,000 shares of restricted stock that vested on December 31, 2008. The aggregate number of stock awards outstanding for Mr. Woodcock at December 31, 2008 includes (i) 83,334 shares underlying warrants exercisable with an exercise price of $3.24 per share, expiring December 15, 2012, and (ii) 410,148 shares underlying options, exercisable with exercise prices ranging from $3.48 to $3.60 per share, expiring April 8, 2013 to March 30, 2014. All Other Compensation reflects amounts paid to Mr. Woodcock to cover his tax liability related to awards which vested on December 31, 2007 under the 2005 and 2006 plan years of the LTIP.

(3)	Mr. Connor did not receive any awards during fiscal 2008. The aggregate number of stock awards outstanding for Mr. Connor at December 31, 2008 includes (i) 175,000 shares underlying options, with exercise prices ranging from $3.60 to $3.71 per share, expiring August 3, 2013 to March 30, 2014. Mr. Connor announced in March 2009, that he will not stand for re-election at the Annual Meeting of the Company’s stockholders to be held on May 5, 2009.

(4)	Mr. Conroy did not receive any awards during fiscal 2008. The aggregate number of stock awards outstanding for Mr. Conroy at December 31, 2008 includes (i) 25,000 shares underlying warrants, exercisable at $3.24 per share, expiring December 15, 2012, and (ii) 103,658 shares underlying options, with exercise prices ranging from $3.48 to $3.60 per share, expiring April 8, 2013 to March 30, 2014.

(5)	For the period ended December 31, 2008, Mr. Bailey received a total of 16,000 stock awards, granted to him under the 2007 grant under the LTIP and 18,333 restricted shares that vested during the year. The aggregate number of stock awards outstanding for Mr. Bailey at December 31, 2008 includes (i) 8,333 restricted shares that vest on December 31, 2009.

(6)	For the period ended December 31, 2008, Mr. Pennington received a total of 16,000 stock awards, granted to him under the 2007 grant under the LTIP. Mr. Pennington has no stock awards outstanding at December 31, 2008.

INFORMATION ABOUT STOCK OWNERSHIP

The following tables set forth certain information as of March 13, 2008, available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be beneficial owners (as determined under the rules of the SEC) of more than 5% of the Common Stock then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group. Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over the shares shown in the table as beneficially owned. The business address for all Directors and executive officers is c/o Teton Energy Corporation, 600 17th Street, Suite 1600 North, Denver, Colorado 80202.

BENEFICIAL OWNERS

	Amount and Nature of	Percent
Name and Address of Beneficial Owner	Beneficial Ownership	of Class

Karl F. Arleth	1,491,311(1)	6.23%
BMI Capital Corporation	2,052,776(2)	8.58%
First New York Securities LLC	1,559,635(3)	6.52%
Wellington Management Company, LLP	2,215,050(4)	9.26%
Whitebox Advisors, LLC	2,307,692(5)	9.65%

(1)	Includes (i) 697,639 shares of common stock, held directly, (ii) 83,334 shares underlying warrants, with an exercise price of $3.24 per share, expiring December 15, 2012, (iii) 410,338 shares underlying options, currently exercisable at $3.48 per share, expiring April 8, 2013, and (iv) 300,000 shares underlying options, currently exercisable at $3.60 per share, expiring March 30, 2014.

(2)	According to a Schedule 13G filed with the SEC on February 18, 2009, BMI Capital Corporation, a registered investment adviser located at 570 Lexington Avenue, New York, NY, in its capacity as investment advisor, may be deemed to beneficially own 2,052,776 shares, which are held of record by its clients.

(3)	According to a Schedule 13D/A Amendment No. 3 filed with the SEC on November 3, 2008, First New York Securities LLC, a registered investment advisor located at 90 Park Avenue, 5th Floor, New York, New York, BATL Management LP, Thomas F. Donino and Lee Higgins, together referred to as the “Reporting Persons”, collectively may be deemed to beneficially own 1,559,635 shares, which are held of record by its clients.

(4)	According to a Schedule 13G/A filed with the SEC on February 17, 2009, Wellington Management Company, LLP, a registered investment adviser located at 75 State Street, Boston, MA, in its capacity as investment advisor, may be deemed to beneficially own 2,215,050 shares, which are held of record by its clients.

(5)	According to a Schedule 13G filed with the SEC on February 17, 2009, Whitebox Advisors, LLC, a registered investment advisor located at 3033 Excelsior Boulevard, Minneapolis, MN, Whitebox Advisors, LLC, Whitebox Combined Advisors, LLC, Whitebox Combined Fund, L.P., Whitebox Convertible Arbitrage Advisors, LLC, Whitebox Convertible Arbitrage Fund, L.P., Whitebox Hedged High Yield Advisors, LLC, Whitebox Hedged High Yield Fund, L.P., Whitebox Intermarket Advisors, LLC, Whitebox Intermarket Fund, LP, Whitebox Special Opportunities Advisors, LLC, and Whitebox Special Opportunities Fund, LP and located at Trident Chambers P.O. Box 146, Waterfront Drive, Wickhams Cay Road Town, Tortola, British Virgin Islands, Whitebox Combined Partners, L.P., Whitebox Combined Fund, Ltd., Whitebox Convertible Arbitrage Partners, L.P., Whitebox Convertible Arbitrage Fund, Ltd., Whitebox Hedged High Yield Partners, L.P., Whitebox Hedged High Yield Fund, Ltd., Whitebox Intermarket Partners, L.P., Whitebox Intermarket Fund,

Ltd., Whitebox Special Opportunities Partners, L.P. and Whitebox Special Opportunities SPC Fund, Ltd., collectively may be deemed to beneficially own 2,307,692 shares, which are held of record by its clients.

DIRECTORS AND OFFICERS

The following table sets forth, as of March 13, 2008, the number of and percent of our common stock beneficially owned by (a) all Directors and nominees, naming them, (b) the named executive officers, and (c) our Directors and executive officers as a group, without naming them:

Name and Address of	Amount and Nature of		Percent
Beneficial Owners	Beneficial Ownership		of Class

Officer and Director:
Karl F. Arleth	1,491,311	(1)	6.23%
600 17th Street, Suite 1600 North Denver, Colorado 80202
Dominic J. Bazile II	177,339	(2)	*
600 17th Street, Suite 1600 North Denver, Colorado 80202
Directors:
James J. Woodcock	923,907	(3)	3.86%
600 17th Street, Suite 1600 North Denver, Colorado 80202
John T. Connor, Jr.	422,279	(4)	1.77%
600 17th Street, Suite 1600 North Denver, Colorado 80202
Thomas F. Conroy	193,629	(5)	*
600 17th Street, Suite 1600 North Denver, Colorado 80202
Robert Bailey	110,712	(6)	*
600 17th Street, Suite 1600 North Denver, Colorado 80202
Bill I. Pennington	54,048	(7)	*
600 17th Street, Suite 1600 North Denver, CO 80202
Marc MacAluso	1,200	(8)	*
600 17th Street, Suite 1600 North Denver, CO 80202
Officers:
Lonnie Brock	142,505	(9)	*
600 17th Street, Suite 1600 North Denver, Colorado 80202
Richard F. Bosher	77,235	(10)	*
600 17th Street, Suite 1600 North Denver, CO 80202
Steve Godfrey	29,905	(11)	*
600 17th Street, Suite 1600 North Denver, CO 80202

All executive officers and Directors as a group (11 persons)	3,624,070		15.15%

*	Less than one percent.

(1)	Includes (i) 697,639 shares of common stock owned by Mr. Arleth directly, (ii) 83,334 shares underlying warrants, with an exercise price of $3.24 per share, expiring December 15, 2012, (iii) 410,338 shares underlying options, currently exercisable at $3.48 per share, expiring April 8, 2013, and (iv) 300,000 shares underlying options, currently exercisable at $3.60 per share, expiring March 30, 2014.

(2)	Represents 177,339 shares of common stock owned by Mr. Bazile directly.

(3)	Includes (i) 430,425 shares of common stock owned by Mr. Woodcock directly, (ii) 83,334 shares underlying warrants exercisable with an exercise price of $3.24 per share, expiring December 15, 2012 (iii) 410,148 shares underlying options, exercisable with exercise prices ranging from $3.48 to $3.60 per share, expiring April 8, 2013 to March 30, 2014.

(4)	Includes (i) 247,279 shares of common stock owned by Mr. Connor directly, and (ii) 175,000 shares underlying options, with exercise prices ranging from $3.60 to $3.71 per share, expiring August 3, 2013 to March 30, 2014. Mr. Connor announced in March 2009, that he will not stand for re-election at the Annual Meeting of the Company’s stockholders to be held on May 5, 2009.

(5)	Includes (i) 64,971 shares of common stock owned by Mr. Conroy directly, (ii) 25,000 shares underlying warrants, exercisable at $3.24 per share, expiring December 15, 2012, and (iii) 103,658 shares underlying options, with exercise prices ranging from $3.48 to $3.60 per share, expiring April 8, 2013 to March 30, 2014.

(6)	Represents 110,712 shares of common stock owned by Mr. Bailey directly.

(7)	Represents 54,048 shares of common stock owned by Mr. Pennington directly.

(8)	Represents 1,200 shares of common stock owned by Mr. MacAluso directly.

(9)	Represents 142,505 shares of common Stock owned by Mr. Brock directly.

(10)	Represents 77,235 shares of common stock owned by Mr. Bosher directly.

(11)	Represents 29,905 shares of common stock owned by Mr. Godfrey directly.

INFORMATION ABOUT EXECUTIVE OFFICERS

The Chairman, the Chief Executive Officer, and other corporate officers are elected annually by our Board. Each holds office until their successors are elected and duly qualified or until their resignation. The current executive officers of the Company are as follows:

Name	Age	Position

Karl F. Arleth	60	Chief Executive Officer, President and Director
Dominic J. Bazile II	50	Executive Vice President and Chief Operating Officer and Director
Lonnie Brock	58	Executive Vice President and Chief Financial Officer
Richard F. Bosher	52	Vice President Business Development
Steve Godfrey	53	Vice President Operations

Karl F. Arleth has been President and Chief Executive Officer since May 2003 and a Director since 2002. From March 2002 to May 2003, Mr. Arleth was the Chief Operating Officer and Director of Sefton Resources, Inc., a UK based oil and gas exploration and production company. From 1999 to 2002, Mr. Arleth served on the board of a Canadian E&P Company and was the Chief Executive Officer of a London based oil and gas Company. Ending in 1999, Mr. Arleth spent 22 years with Amoco and BP-Amoco, domestic and international, in various technical, management and executive positions.

Dominic J. Bazile II has been our Executive Vice President and Chief Operating Officer since February 2007 and was appointed as a Director in July 2008, to serve until standing for election at the Annual Meeting of the Company’s stockholders to be held in May 2009. From February 2002 to August 2006, Mr. Bazile served as Senior Vice President, Operations & Engineering for Bill Barrett Corporation in Denver, Colorado. From 1996 to 2002, Mr. Bazile was Drilling Manager for Barrett Resources Corporation. Prior to 1996, Mr. Bazile served in a variety of positions for Plains Petroleum Operating Company in Midland, Texas and Gulf Oil Corporation/Chevron USA.

Lonnie R. Brock has been our Executive Vice President and Chief Financial Officer since January 1, 2008. From 2006 until he joined the Company, Mr. Brock was the Chief Financial Officer of Double Eagle Petroleum

Company, a NASDAQ-listed oil and gas exploration and development company located in Denver, Colorado. From 1996 to 2006, Mr. Brock owned and managed his own business outside of the oil and gas industry. From 1994 to 1995, Mr. Brock was Senior Vice President of Acquisitions and Finance for Gerrity Oil & Gas Corporation in Denver, Colorado, and from 1985 to 1994, Mr. Brock served with Western Gas Resources in Denver, Colorado in a number of positions including Controller, Vice President of Finance, and Vice President and Chief Financial Officer.

Richard F. Bosher has been our Vice President of Business Development since August 2006. Mr. Bosher has 28 years of oil and gas experience. From 1999 to 2006, Mr. Bosher previously served as Partner and Vice President of Sales for Transzap and the Oildex service line, a leading provider of software to the oil and gas community. Mr. Bosher served as a negotiator in the Business Development Group for Amoco Canada in Calgary, Canada from 1997 to 1999. Between 1993 and 1997, Mr. Bosher was Director of Business Development for Amoco Poland in Warsaw, Poland. From 1987 to 1993, he was a Senior Staff Geophysicist in Amoco’s Houston Exploration group, where he was responsible for East Africa exploration, as well as exploration plays in Indonesia, Romania, the Former Soviet Union and Africa. Mr. Bosher began his career with Amoco in 1981 as an exploration geophysicist.

Steve Godfrey has been our Vice President of Operations since March 2008. Mr. Godfrey has over 27 years of oil and gas experience with a major emphasis on drilling, production and completion operations. Previously, Mr. Godfrey worked for Forest Oil for seven years, serving in various capacities including Director of Drilling, US-Onshore Drilling Manager and Gulf Coast Onshore Drilling Manager. Prior to Forest Oil, Mr. Godfrey spent 21 years with Texaco and held several positions including Senior Drilling/Asset Manager, North America West Area Drilling and Completion Manager and various engineering positions.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

Overview

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Board administers our executive compensation program. Each member of the Committee is a non-employee and an independent director. The Compensation Committee is primarily responsible for establishing salaries, administering our incentive programs, and determining the total compensation for our Chief Executive Officer. The Committee also reviews and approves recommendations made by the Chief Executive Officer with respect to the other executive officers. The Compensation Committee seeks to achieve the following goals with our executive compensation programs: to attract, motivate and retain key executives and to reward executives for value creation. The Compensation Committee seeks to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its stockholders. Our executive compensation program has three principal elements: base salary, cash bonuses and equity incentives under the Teton Energy Corporation 2005 Long-term Incentive Plan (the “LTIP”).

As a result of the current economic crisis, we have no current plans to pay bonuses or raise existing salaries. The 2006 and 2007 LTIP programs, prior to vesting were forfeited the plans have been terminated, and the rights to any vesting of the related stock awards have been permanently waived. None of the awards under the 2008 LTIP program are expected to vest in 2009.

Compensation Philosophy

The Compensation Committee has designed our compensation program based on the philosophy that all of our employees are important to our success, with our executive officers and other senior personnel setting the direction of our business and having overall responsibility for our results. As with other oil and gas companies, we operate in a highly competitive and challenging economic environment. Although our current size results in our being referred to as a micro-cap company, we do not believe that we compete with other micro-cap companies for our executives and key personnel. Instead, we see our competition for key personnel as large independent E&P companies. Accordingly, the Compensation Committee has structured the compensation program to accomplish several goals:

(a) attract and retain not just very talented individuals, but individuals who have worked, are working, or have the opportunity to work in organizations which have grown to be significantly larger than ours, (b) reward creativity in maximizing business opportunities and (c) enhance stockholder value by achieving our short-term and long-term business objectives. We believe we are achieving success in this endeavor as we have a senior management team and others with the expertise, talent and track record of a large multi-billion dollar independent E&P company rather than a micro-cap company. The Committee believes that having such experienced personnel is critical since the Committee has set considerable and aggressive growth expectations for our senior personnel — indeed for our entire Company. Although the current economic environment has delayed such growth, the expectations for the future are still valid.

At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to factors that we believe represent lasting value creation for our stockholders, including reserve and production growth, increases in net asset value or NAV, stock appreciation and the measurement of a focus toward the efficiently run organization. We are currently in the midst of reshaping our Company’s focus toward operating oil and gas properties rather than simply the ownership of minority non-operated interests. At lower levels, we design the incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also an important factor.

Compensation Principles

As noted, the Committee has designed our compensation program to attract, motivate, and retain highly talented individuals to drive business success. Although the current economic environment has not allowed for bonus payments or stock awards at the end of 2008, we believe the program is properly designed and will function when, and if, the economy and our industry recover. The economic environment has not altered the central goals of our compensation program of attracting and retaining talented leaders. Our program reflects the following principles:

Compensation should be related to performance

Our compensation program reinforces the Company’s business and financial objectives. Employee compensation will vary based on Company and individual performance. When the Company performs well against the objectives that our Compensation Committee and Board set, employees will receive greater incentive compensation. To the extent the business does not achieve or meet these objectives, incentive awards will be reduced or eliminated. An employee’s individual compensation will also vary based on the person’s performance, contribution, and overall value to the business. Additionally, we believe that employees with sustained high performance should be rewarded more than those in similar positions with lesser or inconsistent performance.

Our employees should think like stockholders

We believe that our employees should act in the interests of the Company’s stockholders and we further believe that the best way to encourage them to do that is through an equity interest in the Company. We do this in a number of ways. We have, over time, granted equity-based awards, such as stock options and/or restricted stock or performance share units, to most employees. Beginning in 2005 we moved away from a traditional stock option plan and have focused almost exclusively on performance share units, which convert into stock upon the achievement of certain performance-based milestones, as well as performance-based restricted stock grants. We believe that as our employees earn more stock (as opposed to profiting on options) they will think more like stockholders. Several of our senior executives and board members have made significant personal investments in our stock. We believe that when all employees become owners, they think and behave like owners.

Incentive compensation should be a greater part of total compensation for more senior positions

The proportion of an individual’s total compensation that varies with individual and Company performance objectives should increase as the individual’s business responsibilities increase. Our cash bonuses and LTIP form the overwhelmingly dominant portion of overall compensation for our senior employees and the milestones for payouts on those plans for our senior employees are based entirely on corporate results.

Compensation should enable us to attract the quality of individual necessary to enable us to exceed our objectives and transform the Company

Traditionally we have been considered a micro-cap E&P company, managing minority non-operated working interests. We believe that in order to achieve lasting value for our stockholders we needed to begin to operate our own properties and grow our asset base in order to achieve certain economies of scale in our operations, as well as to achieve the stability to weather the cyclical aspects inherent in the oil and gas business. We have begun to add operated properties to our portfolio and intend to continue to do so. To achieve these objectives, if not exceed them, we are dependent on our ability to hire personnel away from larger companies or hire people who may be or become attractive candidates to larger companies within the E&P segment of our industry. Since larger companies have greater cash resources and more sophisticated compensation structures than our size will permit, we have structured our compensation programs to focus on performance-based equity rewards. Since so much of a senior employee’s compensation is at risk, we believe that providing the opportunity for meaningful wealth accumulation upon the achievement of objectives that create value for our stockholders enables us to compete for top talent with larger organizations. We believe the most capable professionals will be inclined to work for a company focused on performance-based compensation where the awards are meaningful (if the targets are met) rather than simply accepting the greater amount of current cash compensation that most larger companies offer their employees.

Other goals

We have designed our compensation program to balance short and long-term financial objectives, with an emphasis on the longer-term picture, to encourage building stockholder value and to reward individual performance (at the more junior levels) and company performance (for all employees, with an emphasis for senior employees). When we determine compensation levels for executive officers, we conduct exhaustive research as to compensation trends within and outside of our industry, among companies that are our size as well as those which are both larger as well as smaller than we are. While we do consider the advice of independent, outside consultants retained by the Compensation Committee, we limit their input under the theory that the Compensation Committee is ultimately responsible for these decisions. We rely on independent consultants generally to assist us in benchmarking our compensation to our peers within our industry, in particular, providing us with information about what our peers pay their executives.

In addition, we also review compensation survey data from a variety of sources that we believe are independent to us and any consultants that we may retain to ensure that our total compensation program is competitive and that the amounts and types of compensation that we pay our senior employees as well as our more junior employees are appropriate. We target overall compensation opportunities to be competitive less with our current micro-cap industry comparison group and more with the type of company we seek to become. This is especially important inasmuch as we have had larger companies within our industry segment solicit our employees to join their organizations from time to time. In addition, we consider the compensation level of each of our officers and attempt to maintain appropriate relationships between the compensation of the different officers.

Deductibility of Compensation Paid under Section 162(m) of the Internal Revenue Code

It is our policy to have the incentive compensation paid to our five most highly compensated executive officers qualify as performance-based and be deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code unless there is a valid compensation reason that would justify paying non-deductible amounts. That law provides that compensation paid to those individuals in excess of $1 million per year is not deductible for federal income tax purposes unless it is performance-based and a number of other requirements are met. Further, we recognize no current net tax benefit as the Company is in a Net Operating Loss carry forward position and is not recognizing any Deferred Tax benefits as future tax recovery is uncertain.

Compensation Targets

Under our compensation structure, the mix of base salary, bonus and equity compensation varies depending upon the level of seniority within our company:

	Typical Base	Typical Target	Typical Equity
	Salary	Bonus	Incentive Target

Chief Executive Officer	15%	30%	55%
All Other Officers	25%	25%	50%
Senior Staff	40%	20%	40%
Junior Staff/All Other Employees	70%	20%	10%

All percentages based on total compensation.

In allocating compensation among these elements, we believe that the compensation of our senior-most levels of management — those persons having the greatest ability to influence our company’s performance — should be predominantly performance based, while more junior employees should receive a greater portion of their compensation based on their base salary.

Elements of Compensation

Target Total Cash Compensation

Target total cash compensation for each senior employee, including our most senior executives (also known as our Named Executive Officers or NEOs) is established primarily based on the Compensation Committee’s view of the skills and experience that each senior employee brings to our Company, the Compensation Committee’s expectations for performance for that individual during the course of the year, and, to a lesser extent, on peer group data. While we believe it is important to benchmark the compensation of our employees — particularly our senior employees — to other companies within as well as outside our peer group, we engage in this exercise less because we require assistance in setting targets for our employees and more because we wish to understand how the nature of compensation (and components thereof) may be changing in our industry and how we need to incentivize our employees to achieve ambitious goals. The Compensation Committee firmly believes that cash compensation for our employees should be based on what is fair and reasonable given the size of the Company, its resources and the expectations we have in terms of value creation for our stockholders.

The basic compensation system and components of compensation for each of our senior executives is established by a contract that provides for a minimum annual base salary, the right to a bonus, if declared by our Compensation Committee, and the right to participate in our equity-based plans. Each executive has the same form of agreement, with the only differences being the levels of compensation per executive and severance provisions.

Base Salary and Cash Incentive

Total cash compensation is divided into a base salary portion and a cash incentive bonus portion. The Committee establishes our Chief Executive Officer’s targeted cash compensation first and then works with our CEO to set the cash compensation for other officers accordingly, based on the function served by that officer, that officer’s experience, the expected individual performance and impact on company-wide results. Generally, the higher the level of responsibility of the executive within the Company the greater the portion of that executive’s target total cash compensation that consists of the cash incentive component. Similarly, the Committee believes that the higher the executive’s level of responsibility within the Company, the greater the percentage of the executive’s compensation that should be tied to the Company’s performance. Target cash incentive ranges from approximately 33% to 50% of targeted total cash compensation, which translates to 100% to 200% of base salary for our senior executive officers.

Our Compensation Committee, upon the recommendation of the Chief Executive Officer, has the authority to award discretionary bonuses to our executive officers. The incentive bonuses are intended to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual executive, and the Committee’s assessment of the Company’s development and what constitute appropriate objectives in a given year in relation to the long-range plan, but relate generally to strategic factors such as EBITDAX, increases in reserves and/or production, and increases in NAV. As long as the current economic crisis exists, we have no intention of paying bonuses or raising existing salaries for officers, directors and employees. We continue to monitor our development and growth as a company and will revisit, at least annually, and modify compensation as appropriate.

Equity Incentive

We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our stock compensation plans have been established to provide certain of our employees, particularly our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. The Committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals particularly on goals that are tied to increases in stockholder value. We have not adopted stock ownership guidelines and our stock compensation plans have provided the principal method for our executive officers to acquire equity or equity-linked interests in our Company.

We have structured our equity-based compensation plans in order to give our key personnel line of sight with respect to our long-term objectives and the consequences for them if they achieve those objectives that inure to the stockholders’ benefit. We believe that highly capable personnel are better able to focus on objectives necessary to create and maintain stockholder values when they are stockholders and are permitted to appreciate the economic consequences to them over the long-term if our stockholders benefit from their achievements. Our Committee identifies each key person’s responsibilities within the entire framework of our organization and establishes equity-based compensation targets assuming personal and corporate-wide objectives are achieved. We believe that we are better able to attract and retain the type of talent we need to achieve our objectives if we can recruit such individual by articulating long-term corporate objectives at the outset of their employment and explaining the impact on such success to the individual.

Our executive officers are eligible to receive performance-based performance share units and restricted stock awards granted under the LTIP. If executive officers receive grants under the LTIP, they are generally (but not always) awarded annually by the Committee — usually during the 1 st quarter, and proximate to when we file our annual report. Newly hired executive officers may receive sign-on grants of restricted stock upon their commencing employment with us, if approved by the Committee. In addition, the Committee may, in its discretion, issue additional equity incentive awards to executive officers if the Committee determines the awards are necessary for retention. All restricted grants to executive officers have a minimum vesting period of three years.

The Committee and the Company’s stockholders believed that by offering the opportunity to participate in a pool of equity in the Company of as much as 35% of its total outstanding equity, it would help attract and retain qualified professionals, while the condition precedent of the Company’s achieving established and meaningful milestones would provide stockholders with the reasonable expectation that any potential dilution would only come with an increase in stockholder value over time. In other words, if the milestones were not met or exceeded, potential incentive awards would not be earned and the stockholders would not be diluted.

The LTIP allows for awards in the form of stock options, stock, restricted stock, and performance share units. To date, only performance share units and restricted stock have been awarded. The program enables but does not require the Company to sell sufficient shares from the earned awards to meet the required tax withholding and, where requested, estimated tax payments of the participants. If shares are not sold, shares are withheld and amounts are paid in cash.

While not required by the LTIP, the Committee has, prior to 2008,established multiple targets or goals each year, with various weightings which in the aggregate total 100%. Each goal is measured separately, then multiplied by its respective weighting. The sum of the weighted goals determines the payout to vest in a given year.

Awards prior to 2008 under the LTIP established three basic milestones for each goal in each grant: Threshold, Base, and Stretch. Threshold Objectives provide for a 50% payout if met and generally require attainment of 75%-80% of the Base Objective. The Base Objective is the targeted objective to be reached and, if met, will result in

100% of any given, vested award to be paid out. The Stretch Objective is the over-achievement performance objective and results in a payout, if achieved, of up to 200%. Typically the Stretch Objective is set at approximately 120% of the Base Objective. Since achievements between the Threshold and Base, and between the Base and Stretch milestones are arithmetically interpolated, awards under each grant will vary from 0 to 200% in each year. These milestone relationships may change as the Company grows.

Grants of performance share units vest over a three-year period. Thus far, the vesting schedule has been 20% in year one of a grant, 30% in year two of a grant, and 50% in year three of a grant. The vesting schedule is designed to encourage long-term thinking and planning on behalf of management and recognizes that long-term objectives can be difficult to measure or achieve in the short term. Director and Executives’ payout(s) are based 100% on corporate objectives, while less senior employees are paid out based in part on corporate objectives but more so based on individual and team objectives. Participants in the plan must be employed by us or providing services to us on the vesting date to receive awards.

As grants may be made each year, with goals and vesting over 3 years, it is possible that in any given year, up to three separate grants, with three separate sets of goals and milestones, may affect some or all participants.

In early 2008, the Committee made an award of PSUs utilizing a slightly different structure to the grant. Unlike prior PSU awards, the 2008 award contains a single metric — increases in NAV, or net asset value, per share — targeting 40%, 100%, and 200% growth as measured from December 31, 2007. Although the 20%, 30%, 50% vesting structure of prior grants remains, awards vest at each of the attainment of the NAV per share milestones, which may occur at any time over a three-year period beginning on January 1, 2008. The Company achieved a 40% increase over the December 31, 2008 NAV per share, which was certified by the Compensation Committee of the Board of Directors in August of 2008. The final tranche of the award for our executives, if achieved, will vest on December 31, 2010.

The Committee is mindful not to establish aggressive objectives which could have the effect of encouraging management to pursue transactions for the sake of completing a transaction that may not be in our long-term best interests. Although the Compensation Committee believes that the Management Efficiency and Effectiveness objective is sufficient to prevent such an occurrence it has reserved the discretionary ability to provide management with periodic, limited equity grants in order to assure that management has some modest level of equity participation. The Committee noted, for instance, that while the objectives in each of the 2005 and 2006 grants emphasized growth, management, even when faced with considerable pressure to achieve an acquisition, did not attempt to rush to consummate an acquisition for acquisition’s sake. The Committee believes that this level of professionalism is a reflection of the tone established at the top as led by its Chief Executive Officer coupled with modest restricted stock grants to management with periodic vesting.

In light of the current economic crisis, the Board of Directors elected not to certify the achievement of the 2006 and 2007 LTIP Plans, which, prior to vesting were forfeited, the plans have been terminated and the rights to any vesting of the related stock awards have been permanently waived by all officers who participated in these plans. Additionally, none of the awards under the 2008 LTIP are expected to vest in 2009.

Rationale for Paying each Element

Base compensation and participation in benefit plans are established to provide employees with appropriate industry competitive terms. Directors’ retainers are paid partially to compensate Directors for their considerable time investment and to assist Directors in covering their indirect operating expenses as independent contractors. Annual incentive cash bonuses are paid to reward employees for performance and stockholder value enhancement in the current year, based upon targets set by the Board for the CEO and his direct reports, with the CEO establishing the individual targets for all other employees.

LTIP awards are designed to reward the building of long-term stockholder value, while providing modest, intermediate rewards in the pursuit of such longer-term objectives.

Determination of Amounts to Pay

Base salaries, benefits and potential cash bonuses are established based upon current market conditions. Where needed, outside consultants may be retained to assist in this process. Benefit plan structures may be evaluated periodically to determine market competitiveness with similar companies.

LTIP awards to be granted are evaluated based upon projected total compensation levels for participants assuming the Base Objective is achieved. Since the majority of the total potential compensation is based upon performance, our expectation is that the total projected compensation level be well above average, because the “at risk” compensation levels generally exceed 2/3 of anticipated compensation under the assumption that Bonus targets are met and the LTIP payout is at the 100% Base milestone or similar objective that may be set. The Committee, taking into consideration management’s recommendations and with sign off from all independent Directors, sets each year’s goals and milestones, their weightings and the formulas for award calculation. Although the structure of the awards made in February 2008 is somewhat different then past PSU awards, the effect on performance is unchanged.

For accounting purposes, cash elements are expensed as earned. LTIP awards are expensed as provided for under FAS 123R and are further described in the footnotes to the December 31, 2008 Financial Statements (audited).

How the Elements Interact

While each element is set with certain needs in mind, the Committee also looks at the total compensation package for each individual, assuming that bonus and LTIP targets are met at the Base or 100% milestone, to determine that the total payout is appropriate to the level of responsibility attributable to each participant.

Stock Options

Our Compensation Committee is the administrator of our stock option plan, the 2003 Employee Stock Compensation Plan. Certain former and existing officers, directors, and employees who were employed by or affiliated with us between 2003 and 2005 have stock options that were awarded under this plan. Both incentive stock options and nonqualified stock options were granted, as applicable. We terminated this plan (but not existing grants) in June 2005 when our stockholders approved our LTIP. As previously stated, we are now focusing our stock-based compensation on performance share units, which we believe to be a superior method for aligning the interests of our employees with the interests of our stockholders.

Chief Executive Officer Compensation

The same factors used by the Compensation Committee to determine the compensation of our Chief Executive Officer applies to the other senior officers. Our Chief Executive Officer’s base salary for the fiscal year ended December 31, 2008, was $250,000. The Chief Executive Officer received other compensation as indicated in the Summary Compensation Table. As long as the current economic crisis exists, the CEO’s salary will be frozen. We continue to monitor our development and growth as a company and will revisit, at least annually, and modify compensation as appropriate.

Severance Benefits

Each officer’s contract contains severance benefit for that officer if he or she is terminated other than for cause, the officer leaves the Company after a change in control, or they leave for “good reason.” The severance benefit generally ranges from twelve (12) months benefit to two (2) years benefit for our Chief Executive Officer. We provide this benefit because we want executives to focus on the Company’s business and enhancing stockholder value without undue concern about any possible loss of their job.

Retirement Plans

We do not offer retirement plans for our officers. We do offer a SIMPLE IRA plan, allowing for the deferral of employee income. The plan provides for the Company to match employee contributions up to 3% of gross pay.

During the fiscal year ended December 31, 2008, the Company contributed $79,000 to that plan to match employee contributions. As of January 1, 2009, the SIMPLE IRA plan has been frozen for any future contributions. The Company put in place a 401(K) plan, effect January 1, 2009, to replace the SIMPLE IRA plan. The new 401(K) plan provides for the Company to match employee contributions at 100% up to 3% of gross pay and up to 50% of the next 2% of gross pay, up to a total of 4% of gross pay.

Change in Control

Each officer’s contract was modified, by the Compensation Committee of the Board of Directors, on December 4, 2008 for changes to the previous standard provisions surrounding a change in control that had not been approved by our Board of Directors. Language was added to each of the officer’s contracts, to include a modified severance benefit, in the event of a change of control of the Company, whether or not approved by our Board of Directors, equal to 1.75 to 3.0 times the sum of each officer’s annual base salary plus bonus.

In addition, our stock option plan and our long-term incentive plan each provide for acceleration of vesting for all participants in the event of such a change in control. The precise terms and conditions of each executive contract and of each plan are contained in each of our contracts or plans, which have been filed with the Securities and Exchange Commission. If you wish to learn more about these plans, you may review our list of exhibits at the end of our annual report on Form 10-K, which will identify the plan and when it was filed with the Securities and Exchange Commission.

Perquisites

We offer limited perquisites for our executives. We cover the costs of the rent on our Chief Executive Officer’s apartment, as his primary residence is not within a practical commute of our headquarters. The annual cost of that apartment is approximately $17,000 and is a provision in his contract. We also maintain a $3 million split-benefit term life insurance policy that names us and a beneficiary of our CEO’s choosing as equal beneficiaries, as well as similar plans for the Chief Operating and Chief Financial Officers in the amount of $2 million each.

Director Compensation

During fiscal 2008, directors who were not officers of the Company received a quarterly retainer of $14,000, except for the Chairman of the Board of Directors who received a quarterly retained of $28,000. Directors are not paid for meeting attendance, nor for committee chairs. Each member of the Board also was eligible to participate in the Company’s 2005 Long-term Incentive Plan either through PSUs or restricted stock grants. Although our directors have participated in our LTIP programs in the past, they will not participate in the future and will remain independent of the LTIP programs.

Our directors did not participating in the 2008 LTIP Program inasmuch as there are a greater number of employees that make up the pool of participants in the LTIP program and the need to ensure that awards are made primarily to those persons whose performance will drive our success. We continue to monitor our development and growth as a company and will revisit and modify directors’ compensation as appropriate.

Board Process

The primary role of the Compensation Committee of the Board of Directors is to approve compensation and awards to the Chief Executive Officer and to set milestones and general compensation principles for the rest of the Company. The Compensation Committee also reviews and approves recommendations by the Chief Executive Officer with respect to compensation for the Chief Financial Officer and Chief Operating Officer. For the remaining officers, the Chief Executive Officer makes recommendations to the Compensation Committee that generally, with whatever adjustments deemed necessary or appropriate, are approved. With respect to equity-based compensation awarded to others, the Compensation Committee grants restricted stock, generally based upon the recommendation of the Chief Executive Officer, and has delegated equity-based granting authority to the Chief Executive Officer.

The Compensation Committee believes that objectives cannot be established in a vacuum and thus invites management’s input into the establishment of milestones. Although Committee meetings are held in executive session, without management’s presence, the Committee (and from time to time individual members of the Committee) routinely meets with senior officers of the Company to discuss objectives, explain the rationale for certain objectives or milestones, and to assure that it has management’s input in assessing the consequences of decisions made in Committee, for instance, the impact that its decisions may have on our financial statements. The Committee’s interactions with management seek to achieve a balance between receiving management’s buy-in for objectives and assuring that management is not, in effect, establishing the terms and parameters for its own compensation. In certain instances, where management has proposed objectives that are more aggressive than those proposed by the Committee, the Committee may elect to utilize management’s milestones rather than its own.

Forward-Looking Statements

Disclosures in this Compensation Discussion & Analysis may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “assume,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases, as well as statements in the future tense. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the matters discussed regarding the expectation of compensation plans, strategies, objectives, and growth and anticipated financial and operational performance of the company and its subsidiaries. A variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s Form 10-K for the year ended December 31, 2008.

Any forward-looking statement speaks only as of the date on which such statement is made and the company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee.

We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s 2008 Annual Report on Form 10-K and Proxy Statement for 2009.

This report has been furnished by the Compensation Committee of the Board of Directors.

Robert F. Bailey, Chairman
John T. Connor
Thomas F. Conroy
James J. Woodcock

SUMMARY COMPENSATION TABLE

The following tables provide information concerning the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and each of the three most highly compensated executive officers of the Company in 2008. These persons are sometimes referred to as the “named executive officers” in this Proxy Statement.

								Change in
								Pension Value
								and
								Non-Qualified
							Non-Equity	Deferred
					Stock	Options	Incentive Plan	Compensation	All Other
Name and			Salary	Bonus	Awards(1)	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year		($)	($)	($)	($)	($)	($)	($)	($)

Karl F. Arleth,	2008	(2)	250,000	—	576,000	—	—	—	32,195	858,195
President/CEO	2007	(3)	250,000	225,000	1,136,900	—	—	—	42,568	1,654,468
	2006		250,000	500,000	896,386	—	—	—	36,838	1,683,224
Dominic J. Bazile II	2008	(4)	225,000	—	948,773	—	—	—	7,089	1,180,862
EVP/COO	2007	(5)	207,692	200,000	205,167	—	—	—	6,750	619,609
Lonnie R. Brock	2008	(6)	212,500	—	412,400	—		—	6,476	631,376
EVP/CFO
William P. Brand	2008	(7)	28,654	—	141,638	—	—	—	42,981	213,273
Controller	2007	(8),(9)	110,000	100,000	57,000	—	—	—	—	267,000
	2006		9,167	—	—	—	—	—	—	9,167
Richard F. Bosher,	2008	(10)	159,086	—	262,371	—	—	—	4,500	425,957
VP Bus. Dev.	2007	(11)	150,000	100,000	94,170	—	—	—	4,500	348,670
	2060		37,500	30,000	65,700	—	—	—	25,083	158,283
Steve Godfrey	2008	(12)	153,750	—	184,063	—	—	—	6,150	343,963
VP Operations
Andrew Schultz	2008	(13)	12,058	—	—	—	—	—	—	12,058
VP Engineering	2007	(13)	165,000	165,000	331,497	—	—	—	4,950	666,447
	2006		123,782	125,000	205,681	—	—	—	20,243	474,706

(1)	The amount shown reflects the dollar amount recognized for fiscal 2008 financial statement reporting purposes of the outstanding stock awards held by the named executives in accordance with FAS 123R.

(2)	Mr. Arleth’s stock awards represent vesting of 100,000 awards for the 2008 grant year under the LTIP and the vesting of 16,666 restricted shares in respect to a previously granted restricted stock award. All other compensation in 2008 included payment of Denver apartment rent ($17,400), payments under the Company’s SIMPLE IRA plan ($7,500), key man life insurance expense reimbursement ($5,730) and reimbursement for medical premiums ($10,560). As a result of the pre-vesting termination of the 2006 LTIP, Mr. Arleth forfeited 250,000 performance share units.

(3)	Mr. Arleth’s stock awards represent 178,125 awards for the 2005 and 2006 grant years under the LTIP and the vesting of 16,667 restricted shares in respect to a previously granted restricted stock award. All other compensation in 2007 included payment of Denver apartment rent ($17,400), payments under the Company’s SIMPLE IRA plan ($7,500), key man life insurance expense reimbursement ($5,730) and reimbursement for medical premiums ($11,938).

(4)	Mr. Bazile’s stock awards represent vesting of 100,000 awards for the 2008 grant year under the LTIP, the vesting of 60,000 awards for the 2007 grant year under the LTIP, net of expense recognized during the fiscal year ended December 31, 2007 and 10,000 shares of restricted stock that vest over three years (on each anniversary of Mr. Bazile’s employment with the Company) and 25,000 shares of restricted stock that vest over three years on January 1 of each year, beginning with January 1, 2009. All Other Compensation in 2008 included payments under the Company’s SIMPLE IRA plan ($6,750) and reimbursement for medical premiums. As a result of the pre-vesting termination of the 2007 LTIP, Mr. Bazile forfeited 240,000 performance share units.

(5)	Mr. Bazile joined the Company as Executive Vice President and Chief Operating Officer effective February 1, 2007. Stock awards represent the Company’s estimated 2007 LTIP expense associated with estimated awards earned under the 2007 plan, and the expense for the 11 months ended December 31, 2007 associated with

10,000 shares of restricted stock that vest over three years (on each anniversary of Mr. Bazile’s employment with the Company).

(6)	Mr. Brock joined the Company as Executive Vice President and Chief Financial Officer effective January 1, 2008. Stock awards represent vesting of 80,000 awards for the 2008 grant year under the LTIP and the expense for the 12 months ended December 31, 2008 associated with 6,667 shares of restricted stock that vest annually (on the anniversary of Mr. Brock’s employment with the Company) and 16,667 shares of restricted stock that vest over three years on January 1 of each year, beginning with January 1, 2009. All Other Compensation in 2008 included payments under the Company’s SIMPLE IRA plan ($6,150) and reimbursement for medical premiums.

(7)	Mr. Brand resigned from his positions as Controller and Chief Accounting Officer on April 24, 2008. Mr. Brand’s stock awards represent the vesting of 25,285 awards for the 2007 and 2008 grant years under the LTIP and 6,000 shares of restricted stock. All Other Compensation is reflective of Mr. Brand’s salary paid from the date of his resignation, April 24, 2008 through October 14, 2008, in accordance with his employment agreement.

(8)	Stock awards represent the Company’s estimated 2007 LTIP expense associated with estimated awards earned under the 2007 plan and the expense associated with 3,000 restricted shares that vested during the year.

(9)	Mr. Brand served as our Interim Chief Financial Officer from September 1, 2007 to December 31, 2007.

(10)	Stock awards represent Mr. Bosher’s awards for 2008 of 40,000 shares for the 2008 grant year under the LTIP, 5,000 restricted shares that vested during the year and the expense recognized associated with 3,333 shares of restricted stock that vest annually (on the anniversary of the grant date) and 8,333 shares of restricted stock that vest annually January 1of each year, beginning with January 1, 2009. As a result of the pre-vesting termination of the 2006 LTIP, Mr. Bosher forfeited 50,000 performance share units.

(11)	Stock awards represent Mr. Bosher’s awards for 2007 of 16,500 shares for the 2006 grant year under the LTIP and 5,000 restricted shares that vested during the year.

(12)	Mr. Godfrey joined the Company as Vice President, Operation effective March 31, 2008. Stock awards represent vesting of 35,000 awards for the 2008 grant year under the LTIP and the expense recognized associated with 5,000 shares of restricted stock that vest annually (on the anniversary of Mr. Godfrey’s employment).

(13)	Mr. Shultz passed away on December 15, 2007. Stock awards represent 40,688 shares earned under the 2005 and 2006 grant years under the LTIP and 15,000 restricted shares vested during the year.

GRANTS OF EQUITY-BASED AWARDS

The table below provides information about equity incentive awards and other stock awards granted to the named executives during fiscal 2008. The equity incentive awards, which are described in greater detail under “Compensation Discussion & Analysis — Equity Incentive,” are based upon the achievement of specific performance levels by the Company during fiscal 2008.

								All Other	All Other
								Stock	Option
								Awards:	Awards:		Grant Date
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	Exercise or	Fair Value
		Under Non-Equity			Under Equity			Shares of	Securities	Base Price	of Stock
		Incentive Plan Awards			Incentive Plan Awards(1)			Stock or	Underlying	of Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)

Karl F. Arleth	n/a	—	—	—	—	—	—	—	—	—	—
CEO(2)
Dominic Bazile II	4/14/2008	—	—	—	—	—	—	75,000	—	—	391,500
EVP/COO(3)
Lonnie R. Brock	1/1/2008	—	—	—	—	—	—	20,000	—	—	97,200
EVP/CFO(4)	4/14/2008	—	—	—	—	—	—	50,000	—	—	261,000
Richard F. Bosher	2/27/2008	—	—	—	—	—	—	10,000	—	—	48,700
VP Bus. Dev.(5)	4/14/2008	—	—	—	—	—	—	25,000	—	—	130,500
Steve Godfrey	3/31/2008	—	—	—	—	—	—	15,000	—	—	71,250
VP Operations(6)
William P. Brand	n/a	—	—	—	—	—	—	—	—	—	—
Controller(7)

(1)	Awards were made pursuant to the 2008 grant year of the 2005 LTIP during fiscal 2008. The Threshold, or first tranche of the 2008 grant year of the 2005 LTIP paid out in August of 2008. The remaining tranches are not expected to pay out based on current projections.

(2)	Mr. Arleth was awarded 500,000 performance share units under the 2008 grant year of the 2005 LTIP of which 100,000 shares vested during fiscal 2008. The remaining 400,000 shares are not expected to pay out based on current projections.

(3)	Mr. Bazile was awarded 500,000 performance share units under the 2008 grant year of the 2005 LTIP of which 100,000 shares vested during fiscal 2008. The remaining 400,000 shares are not expected to pay out based on current projections. The 75,000 restricted stock grants to Mr. Bazile vest in three equal tranches on each January 1 beginning in 2009.

(4)	Mr. Brock was awarded 530,000 performance share units under the 2008 grant year of the 2005 LTIP of which 80,000 shares vested during fiscal 2008. The remaining 450,000 shares are not expected to pay out based on current projections. The 20,000 and 50,000 restricted stock grants to Mr. Brock vest in three equal tranches on the anniversary date and on each January 1 beginning in 2009, respectively.

(5)	Mr. Bosher was awarded 200,000 performance share units under the 2008 grant year of the 2005 LTIP of which 40,000 shares vested during fiscal 2008. The remaining 160,000 shares are not expected to pay out based on current projections. The 10,000 and 25,000 restricted stock grants to Mr. Bosher vest in three equal tranches on the anniversary date and on each January 1 beginning in 2009, respectively.

(6)	Mr. Godfrey was awarded 175,000 performance share units under the 2008 grant year of the 2005 LTIP of which 35,000 shares vested during fiscal 2008. The remaining 140,000 shares are not expected to pay out based on current projections. The 15,000 restricted stock grants to Mr. Godfrey vest in three equal tranches on the anniversary date.

(7)	Mr. Brand was awarded 125,000 performance share units under the 2008 grant year of the 2005 LTIP of which 12,214 shares vested during fiscal 2008. The first tranche of the 2008 grant year was pro-rated through Mr. Brand’s last date of employment. All remaining tranches in the 2008 grant year were forfeited by Mr. Brand upon his resignation.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

The following table provides information relating to the vested and unvested option and stock awards held by the named executives as of December 31, 2008. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards					Stock Awards
									Equity
			Equity						Incentive
			Incentive					Equity	Plan Awards:
			Plan					Incentive	Market or
			Awards:				Market	Plan Awards:	Payout
			Number of			Number of	Value of	Number of	Value of
	Number of	Number of	Securities			Shares or	Shares or	Unearned	Unearned
	Securities	Securities	Underlying			Units of	Units of	Shares, Units or	Shares, Units or
	Underlying	Underlying	Unexercised	Option		Stock That	Stock That	Other Rights	Other Rights
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	That Have Not	That Have Not
	Options	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(# Exercisable)	(# Unexercisable)	(#)	($)	Date	(#)	($)	(#)	($)

Karl F. Arleth	410,338	—	—	3.48	4/8/13	—	—	400,000	1,900,000
CEO(1)	300,000	—	—	3.60	3/30/14
Dominic Bazile II	—	—	—	—	n/a	20,000	104,000	400,000	1,900,000
EVP/COO(2)						75,000	391,500
Lonnie R. Brock	—	—	—	—	n/a	20,000	97,200	450,000	2,137,500
EVP/CFO(3)						50,000	261,000
Richard F. Bosher	—	—	—	—	n/a	5,000	21,900	160,000	760,000
VP Business						10,000	48,700
Development(4)						25,000	130,500
Steve Godfrey	—	—	—	—	n/a	15,000	71,250	140,000	665,000
VP Operations(5)

(1)	Stock awards represent Mr. Arleth’s unvested 2008 grants under the 2005 LTIP of 400,000 shares at a price of $4.75 per share (2/21/08 closing price) using maximum performance criteria. Stock options expiring 4/8/13 include 28,735 incentive stock options and 381,603 non-qualifying stock options. Stock options expiring 3/30/14 include 27,777 incentive stock options and 272,223 non-qualifying stock options.

(2)	Stock awards represent Mr. Bazile’s unvested restricted stock grants of 20,000 and 75,000 shares at a price of $5.20 and $5.22, respectively (2/1/07 and 4/14/08 closing prices) and his unvested 2008 grants under the 2005 LTIP of 400,000 at a price of $4.75 per share (2/21/08 closing price) using maximum performance criteria.

(3)	Stock awards represent Mr. Brock’s unvested restricted stock grants of 20,000 and 50,000 shares at a price of $4.86 and $5.22, respectively (1/1/08 and 4/14/08 closing prices) and his unvested 2008 grants under the 2005 LTIP of 320,000 and 130,000 separately awarded tranche 3 awards at a price of $4.75 and $4.87 per share, respectively (2/21/08 and 2/27/08 closing prices) using maximum performance criteria.

(4)	Stock awards represent Mr. Bosher’s unvested restricted stock grants of 5,000, 10,000 and 25,000 shares at a price of $4.38, $4.87 and $5.22, respectively (10/1/06, 2/27/08 and 4/14/08 closing prices) and his unvested 2008 grants under the 2005 LTIP of 160,000 at a price of $4.75 per share (2/21/08 closing price) using maximum performance criteria.

(5)	Stock awards represent Mr. Godfrey’s unvested restricted stock grants of 15,000 shares at a price of $4.75 (3/31/08 closing price) and his unvested 2008 grants under the 2005 LTIP of 140,000 at a price of $4.75 per share (3/31/08 closing price) using maximum performance criteria.

OPTION EXERCISES AND STOCK VESTED

The following table provides information relating to vesting during fiscal 2008 by the named executives of stock awards granted to them under the 2007 and 2008 grants and restricted stock awards. The dollar values shown represent the aggregate value amount realized by each named executive on vesting, which was calculated by multiplying the number of shares that vested on each vesting date by the average market price of the Company’s common stock on the vesting date. None of our named executives exercised any options during fiscal 2008.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares Acquired	Value Realized
	Acquired on	Realized on	on Vesting	on Vesting
Name	Exercise	Exercise	(#)	($)

Karl F. Arleth	—	—	87,299	449,749
CEO(1)
Dominic Bazile II	—	—	124,783	766,900
EVP/COO(2)
Lonnie R. Brock	—	—	57,282	347,200
EVP/CFO(3)
Richard F. Bosher	—	—	32,577	188,600
VP Bus. Dev.(4)
Steve Godfrey	—	—	24,655	151,900
VP Operations(5)

(1)	Stock awards represent 71,602 shares awarded pursuant to the 2008 grant year of the 2005 LTIP upon certification of vesting in August of 2008 and 15,697 shares of restricted stock that vested during 2008.

(2)	Stock awards represent 114,783 shares awarded pursuant to the 2007 and 2008 grant years of the 2005 LTIP upon certification of vesting in August of 2008 and 10,000 shares of restricted stock that vested during 2008.

(3)	Stock awards represent 57,282 shares awarded pursuant to the 2008 grant year of the 2005 LTIP upon certification of vesting in August of 2008.

(4)	Stock awards represent 28,641 shares awarded pursuant to the 2008 grant year of the 2005 LTIP upon certification of vesting in August of 2008 and 3,936 shares of restricted stock that vested during 2008.

(5)	Stock awards represent 24,655 shares awarded pursuant to the 2008 grant year of the 2005 LTIP upon certification of vesting in August of 2008.

PENSION BENEFITS

The table below provides information relating to the pension benefits for the named executives under our 2005 Simple IRA Plan, which are also described above under “Compensation Discussion & Analysis — Retirement Plans.”

During 2005, the Company established a SIMPLE IRA plan, allowing for the deferral of employee income. The plan provides for the Company to match employee contributions up to 3% of gross wages. Amounts shown under “Payments during Last Fiscal Year” represent matching contributions by the Company during fiscal 2008.

		Number of
		Years of	Present Value of	Payments
		Credited	Accumulated	During Last
Name	Plan Name	Service	Benefit(1)	Fiscal Year

Karl F. Arleth	2005 SIMPLE IRA Plan	n/a	n/a	$7,500
CEO
Dominic Bazile II	2005 SIMPLE IRA Plan	n/a	n/a	$6,750
EVP/COO
Lonnie R. Brock	2005 SIMPLE IRA Plan	n/a	n/a	$6,150
EVP/CFO
Richard F. Bosher	2005 SIMPLE IRA Plan	n/a	n/a	$4,500
VP Bus. Dev.
Steve Godfrey	2005 SIMPLE IRA Plan	n/a	n/a	$6,150
VP Operations

(1)	Reflects the present value of all the Company contributions as of December 31, 2008.

NONQUALIFIED DEFERRED COMPENSATION

There was no non-qualified deferred compensation as of December 31, 2008.

EXECUTIVE EMPLOYMENT AGREEMENTS

On December 4, 2008, the Compensation Committee of the Board of Directors approved certain amendments to the change of control provisions in the employment agreements with the named executive officers of the Company. The changes were made to insure the continued employment of key individuals during the current turbulent economic times and were made at no additional costs to the Company on an ongoing basis. A change of control is defined as a) the acquisition by any individual, entity or group of beneficial ownership of 15% or more of the outstanding Common Shares of the Company or the combined voting power of the then voting securities of the Company; b) individuals who, as of the date of the agreements, constitute the Company’s BOD cease for any reason to constitute a majority of such BOD; c) consummation of a reorganization, merger, amalgamation or consolidation of the Company, with or without approval by the stockholders of the Company; d) consummation of a sale or other disposition of all or substantially all of the assets of the Company, with or without approval by the stockholders of the Company; or e) approval of the stockholders of the Company of complete liquidation or dissolution of the Company. If an executive is paid a lump sum severance amount, it shall be deemed that the executive is continuing to receive a severance benefit for the number of months of the executive’s base salary represented by the lump sum payment and shall be measured from the date such payment is received. During the period in which it is deemed the executive is receiving a severance benefit, the executive shall not 1) be engaged as an officer or executive of, or in any way be associated in a management or ownership capacity with any corporation or company which conducts a business which is in direct competition to the Company; or 2) directly or indirectly, during the term of his employ or for one (1) year after termination, persuade or induce any other employee of the Company to terminated his employ.

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with our President and Chief Executive Officer, Karl F. Arleth. Many of the provisions of

Mr. Arleth’s amended employment agreement are consistent with the provisions from his previous agreement, including his level of compensation and base severance. Language was added to Mr. Arleth’s employment agreement, originally dated September 1, 2006, to include a modified severance benefit, in the event of a change of control of the Company, equal to 3.0 times the sum of his current annual base salary plus bonus. Mr. Arleth would have been entitled to a lump sum payment of approximately $1,500,000 under this provision, had a change of control occurred on December 31, 2008.

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with our Executive Vice President and Chief Operating Officer, Dominic J. Bazile II. Many of the provisions of Mr. Bazile’s amended employment agreement are consistent with the provisions from his previous agreement, including his level of compensation and base severance. Language was added to Mr. Bazile’s employment agreement, originally dated February 1, 2007, to include a modified severance benefit, in the event of a change of control of the Company, equal to 2.5 times the sum of his current annual base salary plus bonus. Mr. Bazile would have been entitled to a lump sum payment of approximately $1,125,000 under this provision, had a change of control occurred on December 31, 2008.

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with our Executive Vice President and Chief Financial Officer, Lonnie R. Brock. Many of the provisions of Mr. Brock’s amended employment agreement are consistent with the provisions from his previous agreement, including his level of compensation and base severance. Language was added to Mr. Brock’s employment agreement, originally dated January 1, 2008, to include a modified severance benefit, in the event of a change of control of the Company, equal to 2.5 times the sum of his current annual base salary plus bonus. Mr. Brock would have been entitled to a lump sum payment of approximately $1,075,000 under this provision, had a change of control occurred on December 31, 2008.

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with our Vice President of Business Development, Richard F. Bosher. Many of the provisions of Mr. Bosher’s amended employment agreement are consistent with the provisions from his previous agreement, including his level of compensation and base severance. Language was added to Mr. Bosher’s employment agreement, originally dated October 1, 2006, to include a modified severance benefit, in the event of a change of control of the Company, equal to 1.75 times the sum of his current annual base salary plus bonus. Mr. Bosher would have been entitled to a lump sum payment of approximately $550,000 under this provision, had a change of control occurred on December 31, 2008.

On December 4, 2008, the Compensation Committee of the Board of Directors voted to approve an amended employment agreement with our Vice President of Operations, Steve Godfrey. Many of the provisions of Mr. Godfrey’s amended employment agreement are consistent with the provisions from his previous agreement, including his level of compensation and base severance. Language was added to Mr. Godfrey’s employment agreement, originally dated March 31, 2008, to include a modified severance benefit, in the event of a change of control of the Company, equal to 1.75 times the sum of his current annual base salary plus bonus. Mr. Godfrey would have been entitled to a lump sum payment of approximately $630,000 under this provision, had a change of control occurred on December 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires that our directors and certain of our officers file reports of ownership and changes of ownership of our common stock with the SEC and the NASDAQ. Based solely on copies of such reports provided to us, except for one Form 4 report filed late by Mr. Bosher, we believe that all directors and officers filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 2008.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based on PCAOB Ethics and Independence Rule 3526); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Ehrhardt Keefe Steiner & Hottman PC matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Thomas F. Conroy, Chairman
Robert F. Bailey
John T. Connor, Jr
James. J. Woodcock

INFORMATION ABOUT AUDITORS

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

Ehrhardt Keefe Steiner & Hottman PC has served as the Company’s independent auditors since December 1999 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2009. A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to be present at the Annual Meeting. The auditors will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

HEIN & Associates LLP (“HEIN”) has been engaged, in 2009, to provide tax related services beginning with the fiscal year ending December 31, 2008 tax returns.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to the Company by Ehrhardt Keefe Steiner & Hottman PC as of or for the two fiscal years ended December 31, 2008 and 2007 are set forth below:

	Fiscal Year
	2008	2007

Audit Fees	$257,183	$275,585
Audit-Related Fees	$36,745	$69,556
Tax Fees	$37,806	$100,400

Total	$331,734	$445,541

Audit Fees Aggregate fees for professional services rendered by Ehrhardt Keefe Steiner & Hottman PC in connection with its audit of our consolidated financial statements for the fiscal years 2008 and 2007, the audit of our internal control over financial reporting and the quarterly reviews of our financial statements included in Forms 10-Q.

Audit-Related Fees The fees for 2007 were primarily related to Form S-3, Form S-8 and responding to SEC comment letter, and for 2008 were primarily related to Form S-3 and related amendments and SEC comment letter, acquisition related filings and Form S-8.

Tax Fees These were related to tax compliance and related tax services and include fees related to review of Section 382 limitations tax consequences of proposed transactions.

Ehrhardt Keefe Steiner & Hottman PC rendered no professional services to us in connection with the design and implementation of financial information systems in fiscal year 2008 and 2007.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 100 F Street, N.E., Washington, D.C. 20549, and at the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281 and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, and copies of all or any part thereof may be obtained at prescribed rates from the SEC’s Public Reference Section at such addresses. Also, the SEC maintains a website on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of The NASDAQ Stock Market, one Liberty Plaza, 165 Broadway, New York, NY 10006.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 is not part of the Company’s proxy soliciting materials. A copy of the Company’s Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

Mr. Ron Wirth
Tel. (303) 565-4600
Teton Energy Corporation
600 17th Street, Suite 1600 North
Denver, Colorado 80202
rwirth@teton-energy.com

ADDITIONAL INFORMATION

Other Business

The Board is not aware of any other business that will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

Stockholder Proposals

In order for stockholders proposals to be included in Teton’s proxy statement for the 2010 Annual Meeting, they must be received by Teton at its principal executive office, 600 17th Street, Suite 1600 North, Denver, Colorado 80202 by November 27, 2009. All other stockholder proposals, including nominations for Directors, must be received by Teton not less than 60 days or more than 90 days prior to such Meeting, which is tentatively scheduled for May 5, 2010.

Availability of Certain Documents Referred to Herein

This Proxy Statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Ron Wirth, Investor Relations, Teton Energy Corporation, 600 17th Street, Suite 1600 North, Denver, Colorado 80202, telephone number (303) 565-4600.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

James J. Woodcock, Chairman

Denver, Colorado
March 18, 2009

APPENDIX A

TETON ENERGY CORPORATION
AUDIT COMMITTEE CHARTER

Purpose

The purpose of the audit committee (the “committee”) of the board of directors (the “board”) of Teton Energy Corporation (the “Company”) is to (i) assist the board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s external auditor (the “independent auditor”), and (d) the performance of the Company’s Chief Financial Officer (“CFO”) and the independent auditor; and (ii) prepare the report of the committee required to be included in the Company’s annual proxy statement.

The board recognizes that while the committee has been given certain duties and responsibilities pursuant to this Charter, the committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting practices. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. The board also recognizes that meeting the responsibilities of an audit committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is required of an audit committee by existing law and regulation, such procedures are meant to serve as guidelines rather than inflexible rules and the audit committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time.

Composition of the Committee

The committee shall be comprised of three or more directors, each of whom (i) meets the independence requirements of the NASDAQ and (ii) otherwise satisfies the applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Act”), or the American Stock Exchange. One member of the committee shall be a “financial expert,” as such term is defined by the Securities and Exchange Commission. The chairperson of the committee must be “financially sophisticated” and all members must be “financially literate” at the time of appointment as those terms are defined by the American Stock Exchange. No director who serves on the audit committee of more than two public companies other than the Company shall be eligible to serve as a member of the committee. Determinations as to whether a particular director satisfies the requirements for membership on the committee shall be made by the board.

The members of the committee shall be appointed by the board on the recommendation of the governance and nominating committee and shall serve for such terms as the board may determine, or until their earlier resignation, death or removal by the board.

Meetings

The committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The board shall designate one member of the committee to serve as its chairperson. The committee will meet at such times as determined by its chairperson or as requested by any two of its members. Notice of all meetings shall be given, and waiver thereof determined, pursuant to the provisions contained in the Company’s bylaws. The chairperson will preside, when present, at all meetings of the committee. The committee may meet by telephone or video conference and may take action by unanimous written consent.

Each member of the committee shall have one vote. One-third of the members, but not less than two, shall constitute a quorum. The committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the committee members.

The committee shall maintain copies of minutes of each meeting of the committee, and each unanimous written consent to action taken without a meeting, reflecting the actions so authorized or taken by the committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.

External Advisors

The committee shall have the sole authority to obtain, at the Company’s expense, but at funding levels determined by the committee, advice and assistance from outside legal, accounting or other advisors. The committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

Duties and Responsibilities

The committee shall:

1. Review the adequacy of this Charter at least annually and recommend any changes to the Board for approval.

2. Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The committee shall make a recommendation to the board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3. Review reports to management prepared by the independent auditor or the CFO and any responses to the same by management.

4. Be responsible for the appointment, retention, termination, compensation and oversight of the independent auditor. The committee shall also be responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor shall report directly to the committee.

5. Pre-approve all auditing and non-audit services to be provided to the Company by the independent auditor, subject to any exceptions provided in the Act. The committee may delegate to one or more of its members the authority to grant such pre-approvals, provided that any such decision of such member or members must be presented to the full committee at its next scheduled meeting.

6. Obtain and review, at least annually, a report from the independent auditor describing the independent auditor’s compliance with Independence Standards Board Standard No. 1. Discuss with the independent auditor any issues or relationships disclosed in such report that, in the judgment of the committee, may have an impact on the competence or independence of the independent auditor.

7. Obtain and review annually, prior to the completion of the independent auditor’s annual audit of the Company’s year-end financial statements (the “annual audit”), a report from the independent auditor, describing (a) all critical accounting policies and practices to be used in the annual audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management. Discuss with the independent auditor any material issues raised in such reports.

8. Obtain assurance from the independent auditor that the audit was conducted in a manner consistent with Section 10A of the Act.

9. Review the Company’s financial reporting processes and internal controls, based on consultation with the independent auditor. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of identified deficiencies.

10. Discuss with the independent auditor the independent auditor’s judgment about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

11. Discuss with the independent auditor the independent auditor’s judgment about the competence, performance and cooperation of management.

12. Discuss with the CFO and management their views as to the competence, performance and independence of the independent auditor.

13. Review with the independent auditor any audit problems or difficulties and management’s response. The review should include discussion of the responsibilities, budget and staffing of CFO function.

14. Review with the independent auditor, and management the extent to which any previously-approved changes or improvements in financial or accounting practices and internal controls have been implemented.

15. Review annually the effect of regulatory and accounting initiatives on the Company’s financial statements.

16. Review annually the effect of off-balance sheet structures, if any, on the Company’s financial statements.

17. Discuss policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, it being understood that it is the job of management to assess and manage the Company’s exposure to risk and that the committee responsibility is to discuss guidelines and policies by which risk assessment and management is undertaken.

18. Set clear hiring policies for employees or former employees of the independent auditor.

19. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Review periodically with management and CFO these procedures and any significant complaints received.

20. Meet separately, periodically, with management, the CFO and the independent auditor.

21. Report regularly to the board, both with respect to the activities of the committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor or the performance of the CFO.

22. Review with the Company’s outside counsel, or appropriate delegates, the Company’s compliance with legal and regulatory requirements.

23. Conduct an annual performance evaluation of the independent auditor and the CFO. 24. Prepare the report of the committee required to be included in the Company’s annual proxy statement.

25. Perform such other duties and responsibilities, consistent with this Charter and governing law, delegated to the committee by the board.

26. Discuss significant financial reporting estimates and judgment calls made by management that affect the public financial statements and related footnotes with the CFO and/or management. Present findings, if any, to the Board of Directors.

27. Discuss company-specific entity-level risks (including financial reporting risks, risks of fraud and risk of management override) with the CFO and/or management. Present findings, if any, to the Board of Directors.

Revised and approved by Audit Committee: 10/01/07

APPENDIX B

Teton Energy Corporation
Compensation Committee Charter

Purpose

The Compensation Committee (the “Committee”) shall assist the Board of Directors in the discharge of its responsibilities with respect to the compensation of the Corporation’s outside Directors, executive officers, and other key employees, and for such purpose shall review compensation arrangements for the Corporation’s executive officers and administer all employee benefit plans, including any equity incentive plan adopted by the Corporation.

The Committee is authorized to approve the compensation payable to the Corporation’s executive officers and other key employees, approve all perquisites, equity incentive awards, and special cash payments made or paid to the Corporation’s executive officers and other key employees, and approve severance packages with cash and/or equity components for the Corporation’s executive officers and other key employees.

Composition of the Compensation Committee

The Committee shall consist of not less than two Directors each of whom shall be an independent director under NASDAQ listing standards, a “nonemployee director” within the meaning of Rule 16b-3 issued the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

Responsibilities and Duties

In carrying out the purpose and authorities set forth above, the Committee shall:

A. Executive Officer Compensation. Review and approve the corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”) and other executive officers, evaluate the officers’ performance in light of those goals and objectives, and set the officers’ compensation level based on this evaluation;

B. Executive Officer Contracts. Review and approve significant employment agreements, arrangements, or transactions with executive officers, including severance agreements and any arrangements having any compensatory effect or purpose;

C. Director Compensation. Review and recommend to the Board appropriate Director compensation programs for service as Directors, committee chairmanships, and committee members, consistent with any applicable requirements of the listing standards for independent Directors;

D. Compensation Policies and Performance Review. Periodically assess the Corporation’s policies applicable to the Corporation’s executive officers and Directors, including the relationship of corporate performance to executive compensation;

E. Equity Plan Awards. Approve stock option grants and other equity-based or incentive awards under any stock option or equity incentive compensation plans adopted by the Corporation, and otherwise assist the Board in administering awards under these plans;

F. Evaluate Stock and Incentive Plans. Evaluate and make recommendations to the Board concerning any stock option or equity incentive compensation plans proposed for or adopted by the Corporation and make recommendations to the Board with respect to incentive compensation plans and equity-based plans;

G. Retention of Compensation Consultants and Other Professionals. Have full authority to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Corporation’s executive officers and other key employees;

B-1

H. Committee Report in Proxy Statement. Assist in the preparation of and approve a report of the Committee for inclusion in the Corporation’s proxy statement for each annual meeting of stockholders in accordance with the rules of the SEC and any requirements of the The NASDAQ;

I. Review. Periodically review the operation of all of the Corporation’s employee benefit plans, though day-to-day administration of such plans, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, shall be performed by Corporation management;

J. Access to Executives. Have full access to the Corporation’s executives as necessary to carry out its responsibilities;

K. Other Activities. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law as the Committee or the Board deems necessary or appropriate;

L. Review Charter. Review the Committee Charter annually for adequacy and recommend any changes to the Board; and

M. Report to Board. Report to the Board of Directors on the major items covered at each Committee meeting.

Compensation Committee Meetings

The Committee shall meet with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs. The Committee shall, by duly authorized resolution, establish the incentive compensation programs to be in effect for the fiscal year for the Corporation’s executive officers and other participants, including the financial objectives to be attained and the procedures for determining the individual awards payable under those programs. At or near the end of each fiscal year, the Committee shall meet to review performance under those programs and award bonuses thereunder. At that time the Committee shall also adjust base salary levels in effect for the Corporation’s executive officers and review the overall performance of the Corporation’s employee benefit plans.

The Committee shall also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. A majority of the members of the Committee acting shall be empowered to act on behalf of the Committee.

Minutes shall be kept of each meeting of the Committee

Adopted:      06/14/04

Revised:      10/01/07

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APPENDIX C

Teton Energy Corporation
Governance & Nominating Committee Charter

ORGANIZATION AND FUNCTIONING

There shall be a committee of the Board to be known as the Governance and Nominating Committee (the “Committee”).

1.	Composition, Meetings, and Quorum

The Committee shall be comprised of at least two Directors who shall be appointed initially by the Board and thereafter by the Board after considering the recommendation of the Committee. The Committee shall only include Directors who satisfy the independence requirements of the Securities and Exchange Commission and The NASDAQ. The Board shall designate one member of the Committee as its Chairman. Members of the Committee shall serve until their resignation, retirement, removal by the Board or until their successors are appointed.

The Committee shall meet at least two times per each year with authority to convene additional meetings as circumstances require. The meetings may be held by teleconference with the same authority as in-person meetings. A majority of the members of the Committee shall constitute a quorum of the Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee. Voting or approval of matters may occur either in person, or via teleconference, facsimile, or electronic mail.

2.	Reporting

The Committee shall keep minutes of its proceedings. The minutes of a meeting shall be approved by the Committee at its next meeting, shall be available for review by the entire Board, and shall be filed as permanent records with the Secretary of the Company. At each meeting of the Board following a meeting of the Committee, the Chairman of the Committee shall report to the full Board on the matters considered at the last meeting of the Committee.

The Committee shall prepare and, through its Chair, submit periodic reports of the Committee’s work and findings to the Board; the Committee shall include recommendations for Board actions when appropriate.

3.	Authority

The Committee shall have the authority to retain special legal, accounting or other consultants, including search firms, to advise the Committee. The Committee may request any officer or employee of the Company or any outside counsel or consultants to meet with any members of the Committee.

STATEMENT OF PURPOSE

The Committee’s goal is to provide guidance to and oversight of the Corporation’s governance and to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of Teton Energy Corporation’s stockholders.

SPECIFIC DUTIES AND RESPONSIBILITIES

The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the full Board or the Chairman or which the Committee raises on its own initiative:

1.	Recommend Nominees for Election as Directors and Candidates to Fill Board Vacancies

The Committee shall recommend to the Board the Director nominees for the next annual meeting of stockholders and persons to fill vacancies in the Board that occur between meetings of stockholders. In carrying out this responsibility, the Committee shall:

(a) Establish qualifications, desired background, and selection criteria for members of the Board in accordance with relevant law and The NASDAQ rules.

(b) Consider nominees submitted to the Board by stockholders; and

(c) Prior to recommending a nominee for election, determine that the election of the nominee as a Director would effectively further the policies set forth in the Governance Guidelines.

2.	Recommend Appointments to Board Committees

The Committee shall annually evaluate and make recommendations to the full Board concerning the number and accountability of Board Committees, and Committee assignments to the Board the Directors. The Committee shall consider the desired qualifications for membership on each Board Committee, the availability of the Director to meet the time commitment required for membership on the particular Board Committee and the extent to which there should be a policy of periodic rotation of Board Committee members.

3.	Monitor and Evaluate Governance Guidelines and Committee Charter

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Governance Guidelines for the purposes of: Determining whether the Guidelines are being effectively adhered to and implemented; ensuring that the Guidelines are appropriate for the Company and comply with applicable laws, regulations and listing standards; and recommending any desirable changes in the Guidelines to the Board. The Committee shall monitor and evaluate annually how effectively the Board and the Company have implemented the policies and principles of the Governance Guidelines. In addition, the Committee shall consider any other corporate governance issues that may arise, from time to time, and develop appropriate recommendations to the Board.

BOARD OF DIRECTORS

Guidelines for Selection of Director Nominees

To discharge its duties in identifying and evaluating candidates for nomination to the Board and its Committees, the Committee shall evaluate the overall composition of the Board as well as the qualifications of each candidate. In its evaluation process, the Committee shall take into account the following guidelines:

Criteria:

1. Decisions for nominating candidates shall be based on merit, qualifications, performance, competency, and the Company’s business needs and shall comply with the Company’s anti-discrimination policies and federal, state and local laws.

2. A majority of the entire Board shall be composed of independent Directors, as defined by the Securities and Exchange Commission and The NASDAQ.

3. The composition of the entire Board shall be taken into account when evaluating individual candidates for Directors, including: the diversity of experience and background represented on the Board; the need for financial, business, academic, public and other expertise on the Board and its Committees; and the desire for Directors working cooperatively to represent the best interests of the Company, its stockholders and employees.

4. Candidates shall be individuals of the highest professional and personal ethics and values and who possess significant experience or skills that will benefit the Company and assist in discharging their duties as Directors.

5. Candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties as a Director or would violate any applicable law or regulation

6. Candidates shall be willing and able to devote sufficient time to effectively carry out their duties; their service on other boards of public companies should be limited to a reasonable number.

7. Candidates shall have the desire to represent and evaluate the interests of the Corporation as a whole.

8. In conducting this assessment, the Committee considers diversity, age, skill, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability.

9. Any other criteria as determined by the Committee.

Adopted:

Revised:      10/01/07

PROXY	PROXY

TETON ENERGY CORPORATION
PROXY FOR ANNUAL MEETING TO BE HELD ON May 5, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Karl F. Arleth and Lonnie R. Brock, and each of them, as proxies for the undersigned, with full power to appoint his substitute, to represent and to vote all the shares of Common Stock of Teton Energy Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on May 5, 2009 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Teton Energy Corporation to be held at the Dominion Towers 600 17th Street, Suite 2310 South, Denver, Colorado 80202 on Tuesday, May 5, 2009, at 9:30 AM.

Please read the Proxy Statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

1.	Election of Directors

	For	Withhold

Nominees:	☐	☐
Karl F. Arleth	☐	☐
Dominic J. Bazile II	☐	☐
Robert F. Bailey	☐	☐
Thomas F. Conroy	☐	☐
Marc MacAluso	☐	☐
Bill I. Pennington	☐	☐
James J. Woodcock	☐	☐
(Except nominee(s) written above)
Dated: March , 2009

Signature

Name (printed)

Title

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

881628101

PROPOSAL(S) **DIRECTORS RECOMMEND**

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

FOLD AND DETACH HERE

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

1
X FOR ALL NOMINEES
X WITHHOLD ALL NOMINEES
X WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ______________________

FOR	AGAINST	ABSTAIN
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
X		

SEE VOTING INSTRUCTION NO. 3 ON REVERSE

A/C:

881628101

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

P74354

11

10

FOLD AND DETACH HERE

SIGNATURE(S) / / DATE

TETON ENERGY CORPORATION ANNUAL MEETING TO BE HELD ON 05/05/09 AT 09:30 A.M. MDT FOR HOLDERS AS OF 03/13/09 ISSUER CONFIRMATION COPY — INFO ONLY 10 1-0001 I THIS FORM IS PROVIDED FOR INFORMONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. 881628101 ‘ ‘ DIRECTORS DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100 1 — 01-KARL F. ARLETH.02-ROBERT F. BAILEY.03-MARC MACALUSO.04-THOMAS F. CONROY, 05-BILL I. PENNINGTON.06-JAMES J. WOODCOCK.07-DOMINIC J. BAZILE II IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/05/09 FOR TETON ENERGY CORPORATION THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM I — PROXY MATERIALS 2 -I -S DIRECTORS (MARK “X” FOR ONLY ONE BOX) FOR ALL NOMINEES WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW. DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DIRECTORS PROPOSAL(S) RECOMMEND NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. USE NUMBER ONLY DO NOT USE DO NOT USE FOR AGAINST ABSTAINPLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK SEE VOTING INSTRUCTION NO. 3 ON REVERSE A/C: 881628101 PLACE “X HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING Broadridge 51 MERCEDES WAY EDGEWOOD NY 11717 TETON ENERGY CORPORATION ATTN: SARAH STRASSER 1600, 600 — 17TH STREET NORTH DENVER, CO 80202 USA FOLD AND DETACH HERE SIGNATURE® DATE

Proxy Services
P.O. Box 9138
Farmingdale NY 11735-9585

P.O. Box 9138

WRONG WAY

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

OTING INSTRUCTIONS TO OUR CLIENTS: WE HAVE BEEN REQUESTED TO FORWARD INSTRUCTION 2 TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR IF YOUR SECURITIES ARE HELD BY A BROKER ACCOUNT BUT NOT REGISTERED IN YOUR NAME. WHO IS A MEMBER OF THE NEW YORK STOCK ONLY WE AS THE HOLDER OF RECORD CAN VOTE EXCHANGE (NYSE), THE RULES OF THE NYSE SUCH SECURITIES. WE SHALL BE PLEASED TO WILL GUIDE THE VOTING PROCEDURES. WE WISH VOTE YOUR SECURITIES IN ACCORDANCE WITH TO CALL YOUR ATTENTION TO THE FACT THAT YOUR WISHES, IF YOU WILL EXECUTE THE FORM FOR THIS MEETING UNDER THE RULES OF THE AND RETURN IT TO US PROMPTLY IN THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ENCLOSED BUSINESS REPLY ENVELOPE. IT IS ONE OR MORE OF THE MATTERS TO BE ACTED UNDERSTOOD THAT IF YOU SIGN WITHOUT OTH- UPON AT THE MEETING WITHOUT YOUR SPECIFIC ERWISE MARKING THE FORM YOUR SECURITIES INSTRUCTIONS. THESE RULES PROVIDE THAT IF WILL BE VOTED AS RECOMMENDED BY THE INSTRUCTIONS ARE NOT RECEIVED FROM YOU BOARD OF DIRECTORS ON ALL MATTERS TO BE PM0R T0 ISSUANCE OF THE FIRST VOTE, THE CONSIDERED AT THE MEETING. PR0XY F0R 0NE 0R M0RE 0F™E MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER FOR THIS MEETING, THE EXTENT OF OUR <0N THE TEKYH D AY>IF THE MATERIAL WAS AUTHORITY TO VOTE YOUR SECURITIES IN THE MAILED AT LEAST 15 DAYS PRIOR TO THE ABSENCE OFYOURINSTRUCTIONSCANBE JSS DETERMINED BY REFERRING TO THE APPLICABLE MATERIAL WAS MAILED 25 DAYS OR MORE MEETING DATE). IN ORDER FOR YOUR JSSSSS.™? INDICATED ON BRQKER TQ DISCRETIONARY THE FACE OF YOUR FORM. AUTHORITY FOR ONE OR MORE OF THE MATTERSPROXY MATERIAL WOULD NEED TO HAVE BEEN FOR MARGIN ACCOUNTS, IN THE EVENT YOUR MAlm) AT TQ TRE SECURITIES HAVE BEEN LOANED OVER RECORD MEETING DATE, AND THE MATTER(S) BEFORE DATE, THE NUMBER OF SHARES WE VOTE ON Tm 0 ysj BE DEEMED “ROUTINE” IN YOUR BEHALF HAS BEEN OR CAN BE ADIUSTED NATURE ACCORDING TO NYSE GUIDELINES. IF DOWNWARD. THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO INSTRUCTION 1 THE first VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE IF YOUR SECURITIES ARE HELD BY A BROKER 0R MORE OF THE MATTERS TO BE ACTED UPON WHO IS A MEMBER OF THE NEW YORK STOCK AT the MEETING. WE WILL NEVERTHELESS EXCHANGE (NYSE), THE RULES OF THE NYSE FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR WILL GUIDE THE VOTING PROCEDURES. THESE DISCRETIONARY VOTE HAS ALREADY BEEN RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT GIVEN 0N THOSE MATTERS, PROVIDED YOUR RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF INSTRUCTIONS ARE RECEIVED PRIOR TO THE THE FIRST VOTE, THE PROXY MAY BE GIVEN AT MEETING DATE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE IF YOUR SECURITIES ARE HELD IN THE NAME OF FIFTEENTH DAY IF THE PROXY MATERIAL WAS A B ANK, WE REQUIRE YOUR INSTRUCTIONS ON MAILED 25 DAYS OR MORE PRIOR TO THE ALL MATTERS TO BE VOTED ON AT THE MEETING. MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, INSTRUCTION 3 PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE EST ORDER FOR YOUR SECURITIES TO BE REPRE- MEETING DATE, AND THE MATTER(S) BEFORE SENTED AT THE MEETING, IT WILL BE NECESSARY THE MEETING MUST BE DEEMED “ROUTINE’ FOR US TO HAVE YOUR SPECIFIC VOTING IN NATURE ACCORDING TO NYSE GUIDELINES. INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN IF THESE TWO REQUIREMENTS ARE MET, AND YOUR VOTING INSTRUCTIONS TO US PROMPTLY YOU HAVE NOT COMMUNICATED TO US PRIOR ™ 1™ RETURN ENVELOPE PROVIDED. TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION INSTRUCTION 4 ON THESE M ATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR HAVE PREVIOUSLY SENT YOU PROXY SOLICTT- DISCRETIONARY VOTE HAS ALREADY BEEN WG MATERIAL PERTAINING TO THE MEETING OF GIVEN, PROVIDED YOUR INSTRUCTIONS ARE SHAREHOLDERS OF THE COMPANY INDICATED. RECEIVEDPRIORTOTHEMEETINGDATE. ACCORDING TO OUR LATEST RECORDS, WE IFYOURSECURrnESAREHELDBYABANK, ANNOT RF VOTFTI WITHOUT YOTTR INSTRUCTION ON THE MATTER(S) TO BE SHARES CANNOT BE VOTED WITHOUT YOUR CONSIDERED AT THIS MEETING AND THE SPECIFIC INSTRUCTIONS. COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext NNNNNNNNN 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Local Time, on May 5, 2008. Vote by Internet Log on to the Internet and go to www.envisionreports.com/TEC Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 — Karl F. Arleth 02 — Robert F. Bailey 03 — Marc MacAluso 04 — Thomas F. Conroy 05 — Bill I. Pennington 06 — James J. Woodcock 07 — Dominic J. Bazile II B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN7 0 A V 0 2 1 2 7 2 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + STOCK# 010PBA

Dear Stockholder: We cordially invite you to attend the Annual Meeting of Stockholders of Teton Energy Corporation to be held at the Dominion Plaza, 600 17th Street, Suite 2310 South on Tuesday, May 5, 2009, at 9:30 am (Mountain Time) 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — TETON ENERGY CORPORATION PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Karl F. Arleth and Lonnie Brock, and each of them, as proxies for the undersigned, with full power to appoint his substitute, to represent and to vote all the shares of Common Stock of Teton Energy Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on May 5, 2009 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof. In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. Please read the Proxy Statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope. PLEASE DO NOT RETURN THE ABOVE CARD IF VOTING ELECTRONICALLY YOUR VOTE IS IMPORTANT.

. NNNNNNNNNNNN NNNNNNNNN Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 — Karl F. Arleth 02 — Robert F. Bailey 03 — Marc MacAluso 04 — Thomas F. Conroy 05 — Bill I. Pennington 06 — James J. Woodcock 07 — Dominic J. Bazile II B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 0 2 1 2 7 2 2 + STOCK# 010PCA

Dear Stockholder: We cordially invite you to attend the Annual Meeting of Stockholders of Teton Energy Corporation to be held at the Dominion Plaza, 600 17th Street, Suite 2310 South on Tuesday, May 5, 2009, at 9:30 am (Mountain Time) 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — TETON ENERGY CORPORATION PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 5, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Karl F. Arleth and Lonnie Brock, and each of them, as proxies for the undersigned, with full power to appoint his substitute, to represent and to vote all the shares of Common Stock of Teton Energy Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on May 5, 2009 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof. In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. Please read the Proxy Statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope. YOUR VOTE IS IMPORTANT.